UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14C/A
(Rule 14c-101)

AMENDED SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐ Preliminary Information Statement
☑  Definitive Information Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))

AFFINITY MEDIAWORKS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required

☐  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

AFFINITY MEDIAWORKS CORP., INC.
34225 N. 27th Drive Building 5
Phoenix, Arizona 85058
(623) 551-5808

NOTICE OF ACTIONS BY
WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

We are furnishing this notice and the accompanying information statement (the “Information Statement”) to the holders of shares of common stock, par value $0.00001 per share (“Common Stock”), of Affinity Mediaworks Corp., Inc., a Nevada corporation (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below (the “Actions” or singularly, an “Action”) taken by written consent of the holders of a majority of the issued and outstanding shares of Common Stock and by all holders of the Series A Preferred Stock in the Company (the “Preferred Stock”):

1.	The Company’s effectuation of a reverse split of its common stock on a 1,000:1 basis; and

2.	The Company’s conversion from a Nevada corporation to a Maryland corporation, pursuant to conversion statutes under the Nevada Revised Statutes and the Maryland General Corporation Law (the “Maryland Conversion”).

Action 1

The purpose of this Information Statement is to notify our shareholders that on February 4, 2015, the prior owners of approximately 50.8% of our issued and outstanding shares of Common Stock, and 100% of the Preferred Stock – Aquamarine Holdings, LLC, Dunlap Consulting, LLC, Nutmeg State Realty, LLC, Carson Holdings, LLC, Calypso Ventures, LLC, Bengal Holdings, Inc., Gabon Investments, Inc., Friction & Heat, LLC and Cortland Communications, LLC (collectively referred to herein as the “Selling Shareholders”), consented in writing in lieu of a meeting to effectuate a reverse split of the Common Stock on a 1,000:1 basis.  The split has not been effectuated yet since the subsequent purchaser of the Common Stock and Preferred Stock – American Realty Partners, LLC, consented to effectuate the split and notify the shareholders at the same time as noticing them of the conversion set forth in Action 2. Your consent is not required and is not being solicited in connection with this Action.

Action 2

The purpose of this Information Statement is to also notify our shareholders that on March 2, 2015, American Realty Partners, LLC, as the owner of approximately 50.8% of our issued and outstanding shares of Common Stock, and 100% of the Preferred Stock, which carries with them voting rights per share equal to 25,000 votes, executed a written consent on March 2, 2015 related to Action 2.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the Actions will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our shareholders.

The written consent that we received constitutes the only shareholder approval required for the Actions under Nevada law and, as a result, no further action by any other shareholder is required to approve the Actions and we have not and will not be soliciting your approval of the Actions.

This notice and the accompanying Information Statement are being mailed to our shareholders on or about March___, 2015. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

By Order of the Board of Directors,

/s/ Sean Zarinegar
Chairman of the Board

TABLE OF CONTENTS

GENERAL	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	6

ACTION – REVERSE STOCK SPLIT	1

ACTION – MARYLAND CONVERSION	4

WHERE YOU CAN FIND MORE INFORMATION	26

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS	26

ANNEX A: ARTICLES OF CONVERSION	A-1

ANNEX B: MARYLAND CHARTER	B-1

ANNEX C: MARYLAND BYLAWS	C-1

ANNEX D: DISSENTERS’ RIGHTS PURSUANT TO THE NEVADA REVISED STATUTES	D-1

AFFINITY MEDIAWORKS CORP., INC.
34225 N. 27th Drive Building 5
Phoenix, Arizona 85058
(623) 551-5808
__________________________________

INFORMATION STATEMENT

Actions by Written Consent of Majority Shareholders
__________________________________

WE ARE NOT ASKING YOU FOR A
PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to the holders of shares of common stock, par value $0.001 per share (“Common Stock”) of Affinity Mediaworks Corp., Inc. in connection with the action by written consent of the holders of a majority of our issued and outstanding shares of Common Stock and holders of Preferred Stock taken without a meeting to approve the action described in this Information Statement. In this Information Statement, all references to “the Company,” “we,” “us” or “our” refer to Affinity Mediaworks Corp., Inc. We are mailing this Information Statement to our shareholders of record on or about March ___, 2015.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the action described herein will not become effective until 20 calendar days following the date on which this Information Statement is first mailed to our shareholders.

The Company is paying the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Actions by Majority Shareholders

Action 1 – The Reverse Stock Split

On February 4, 2015, the prior owners of approximately 50.8% of our issued and outstanding shares of Common Stock, and 100% of the Preferred Stock – Aquamarine Holdings, LLC, Dunlap Consulting, LLC, Nutmeg State Realty, LLC, Carson Holdings, LLC, Calypso Ventures, LLC, Bengal Holdings, Inc., Gabon Investments, Inc., Friction & Heat, LLC and Cortland Communications, LLC (collectively referred to herein as the “Selling Shareholders”), consented in writing in lieu of a meeting to effectuate a reverse split of the Common Stock on a 1,000:1 basis (the “Reverse Stock Split”).  The Reverse Stock Split has not been effectuated yet since the subsequent purchaser of the Common Stock and Preferred Stock – American Realty Partners, LLC, elected to notify the shareholders of the Reverse Stock Split in conjunction with the conversion set forth in Action 2, below.

Under the Reverse Stock Split, each 1,000 shares of our Common Stock will be automatically converted into 1 share of Common Stock.  The effective date of the reverse stock split will be March ___, 2015.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY. THE REVERSE STOCK SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING SHAREHOLDERS BECAUSE THE NUMBER OF AUTHORIZED SHARES WILL REMAIN THE SAME WHILE THE NUMBER OF SHARES ISSUED AND OUTSTANDING WILL BE REDUCED 1,000-FOLD.

The Board of Directors believes that, among other reasons, the number of outstanding shares of our Common Stock have contributed to a lack of investor interest in the Company and has made it difficult to attract new investors and potential business candidates, especially considering the future conversion of the Company into a real estate investment trust under Maryland law, as set forth in Action 2.  As a result, the Board of Directors has proposed the Reverse Stock Split as one method to attract business opportunities in the Company.

When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. A company has 10,000,000 shares of common stock outstanding. Assume the market price is $.01 per share. Assume that the company declares a 1 for 5 reverse stock split. After the reverse split, that company will have 1/5 as many shares outstanding, or 2,000,000 shares outstanding. The stock will have a market price of $0.05. If an individual investor owned 10,000 shares of that company before the split at $.01 per share, he will own 2,000 shares at $.05 after the split. In either case, his stock will be worth $100. He is no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive merger target for potential business. There is no assurance that that company's stock will rise in price after a reverse split or that a suitable merger candidate will emerge.

We believe that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. However, the effect of the Reverse Stock Split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power. The effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 116,068,770 shares of Common Stock as of this Information Statement to 116,068.77 shares (depending on the number of fractional shares that are issued or cancelled). The Reverse Stock Split will affect the shares of common stock outstanding. The number of authorized shares of Common Stock will not be affected by the Reverse Stock Split.

The Reverse Stock Split will not affect the par value of our Common Stock (however, Action 2 does adjust the par value as set forth in the Articles of Conversion filed with the State of Maryland). As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The Reverse Stock Split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Stockholders should recognize that they will own fewer numbers of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by 1,000). While we expect that the Reverse Stock Split will result in an increase in the potential market price of our Common Stock, there can be no assurance that the Reverse Stock Split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse split will achieve the desired results that have been outlined above.

Anti-Takeover Effects of the Reverse Stock Split

THE OVERALL EFFECT OF THE REVERSE STOCK SPLIT MAY BE TO RENDER MORE DIFFICULT THE ACCOMPLISHMENT OF MERGERS OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS MAKE DIFFICULT THE REMOVAL OF MANAGEMENT.

The effective increase in our authorized shares could potentially be used by management to thwart a take-over attempt.  The over-all effects of this proposal might be to render it more difficult or discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s securities and the removal of incumbent management.  The proposal could make the accomplishment of a merger or similar transaction more difficult, even if, it is beneficial to shareholders.  Management might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above market premium, by issuing additional shares to frustrate the take-over effort.

This proposal is not the result of management’s knowledge of an effort to accumulate the issuer’s securities or to obtain control of the issuer by means of a merger, tender offer, solicitation or otherwise.  It was done as a way to attract potential investors and conduct a financing transaction following Action 2.

Neither the Company’s charter nor its by-laws presently contain any provisions having anti-takeover effects and this proposal is not a plan by management to adopt a series of amendments to the Company’s charter or by-laws to institute an anti-takeover provision.  The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

As discussed above, the Reverse Stock Split was the subject of a unanimous vote by the majority and controlling shareholders.  There are no rules or practices on any stock exchange that permit such exchange to reserve the right to refuse to list or to de-list any stock which completes a reverse stock split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Summary of Reverse Stock Split

Below is a brief summary of the reverse stock split:

●  The issued and outstanding Common Stock shall be reduced on the basis of one post-split share of the Common Stock for every 1,000 pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

●  Stockholders of record of the Common Stock as of March ___, 2015 shall have their total shares reduced on the basis of one post-split share of Common Stock for every 1,000 pre-split shares outstanding.

● As a result of the reduction of the Common Stock, the pre-split total of issued and outstanding shares of 116,068,770 will be reduced to 116,068.77 shares.

● The Company’s authorized number of common stock shall remain at 500,000,000 shares of the Common Stock.

This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company. The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on March ___, 2015, as the record date (the “Record Date”) for the determination of stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Reverse Stock Split will not be filed with the Secretary of State of the State of Nevada or become effective until at least 20 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about March ____, 2015 to all Stockholders of record as of the Record Date.

Action 2 – The Maryland Conversion

On March 2, 2015, the supermajority and controlling shareholder of the Company – American Realty Partners, LLC (“American Realty”), voted its shares of Common Stock and Preferred Stock in adopting a Plan of Conversion pursuant to Sections 92A.005 et seq. of the Nevada Revised Statutes, and Section 3-904(c)(1) of the Code of Maryland (the “Plan of Conversion”).  The Plan of Conversion was recommended by the Board of Directors of the Company (the “Board”).  The action consented to was to convert the Company from a Nevada corporation to a Maryland corporation, pursuant to conversion statutes under the Nevada Revised Statutes (the “NRS”) and the Maryland General Corporation Law (the “MGCL”) (the “Maryland Conversion”).

As of the close of business on March 2, 2015, we had 116,068,770 shares of Common Stock outstanding of the Company (subject to the Reverse Stock Split) and 20,000 shares of Preferred Stock.  Each share of outstanding Common Stock is entitled to one vote and each share of Preferred Stock is entitled to 25,000 votes.

On March 2, 2015, pursuant to Sections 92A.105 and 92.120 et seq. of the NRS and as provided by the Company’s Articles of Incorporation and Bylaws, we received written consents approving the Action from shareholders holding an aggregate of 58,809,678 shares of Common Stock representing 50.79% of our outstanding shares of Common Stock and 100% of the votes associated with the Preferred Stock (the “Majority Shareholders”). Thus, your consent is not required and is not being solicited in connection with the approval of the Action. The dissenter’s rights provisions under NRS 92A.300 et seq. are applicable to the Maryland Conversion.

Under Nevada law, a domestic entity may convert into a foreign entity if the provisions of NRS 92A.195 are followed. Under Nevada law, the conversion is proper if, in this case, Maryland permits the conversion and the Maryland entity complies with that law in effecting the conversion; and, in this case, Affinity, complies with the following pertinent provisions:

(a)	NRS 92A.105. This statute governs our authority for conversion.

(b)	NRS 92A.120. This statute governs the approval and adoption of our Board of Directors’ recommendation for the plan for conversion by the majority shareholders in writing in lieu of a meeting.

(c)	NRS 92A.205. This statute outlines our filing requirements with the Secretary of State of Nevada.

(d)	NRS 92A.207. This statute identifies the form we are required to file with the Secretary of State of Nevada.

(e)	NRS 92A.210. This statute identifies the fee we are required to pay to the State of Nevada for the conversion.

(f)	NRS 92A.230. This statute identifies who is required to sign the articles of conversion.

(g)	NRS 92A.240. This statute provides the effective date and time of the conversion.

Under Nevada law, when a conversion takes effect, the resulting foreign entity, in this case, the Maryland entity, shall be deemed to have appointed the Secretary of State of Nevada as its agent for service of process in a proceeding to enforce any obligation. Service of process must be made personally by delivering to and leaving with the Secretary of State duplicate copies of the process and the payment of a fee of $100 for accepting and transmitting the process. The Secretary of State shall send one of the copies of the process by registered or certified mail to the resulting entity at its specified address, unless the resulting entity has designated in writing to the Secretary of State of Nevada a different address for that purpose, in which case it must be mailed to the last address so designated.

SHAREHOLDERS OF THE COMPANY ARE ENTITLED TO DISSENT FROM THE MARYLAND CONVERSION PURSUANT TO NRS 92A.300 ET SEQ. AND SUBJECT TO THE LIMITATIONS SET FORTH THEREIN, IF AND WHEN THE ACTION IS EFFECTUATED. SHAREHOLDERS DESIRING TO EXERCISE THEIR DISSENTERS’ RIGHTS MUST STRICTLY COMPLY WITH SPECIFIC PROVISIONS OF THE NRS, WHICH ARE SPECIFIED IN ANNEX D TO THE INFORMATION STATEMENT. THE COMPANY IS NOT PROVIDING LEGAL OR TAX ADVICE UNDER THIS INFORMATION STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of Common Stock and Preferred Stock beneficially owned as of March 2, 2015 for (i) each shareholder known to be the beneficial owner of 5% or more of the Company’s outstanding shares of Common Stock or Preferred Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days. Unless otherwise indicated, the address of each shareholder is c/o Affinity Mediaworks Corp., Inc., 34225 N. 27th Drive Building 5 in Phoenix, Arizona 85058.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of this Information Statement. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of this Information Statement is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. The beneficial ownership of each person was calculated based on 116,068.77 shares of Common Stock outstanding of the Company (post-split as approved by the shareholders in the consents entered on February 4, 2015), and 20,000 shares of Preferred Stock outstanding as of March 2, 2015.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5% Owners:
American Realty Partners, LLC (1)	58,809,678	50.79%
American Realty Partners, LLC (2)	20,000.00	100%
Executive Officers and Directors:
Sean Zarinegar (3)	-	-
Eric Stoffers (4)	-	-
Bill Deegan (5)	-	-
Joanna Kirby (6)	-	-
All executive officers and directors as a group (4 persons)	-	-

(1)	The number of shares reflected on this line are those shares of Common Stock owned by American Realty. American Realty’s address is 34225 N. 27th Drive Building 5 in Phoenix, Arizona 85058. Performance Realty Management, LLC, an Arizona limited liability company (“Performance Realty”), is the Manager of American Realty and, subject to certain limitations, has the power to exercise exclusive control over the business affairs of American Realty. Sean Zarinegar is the single member of Performance Realty, and Mr. Zarinegar is the sole director of the Company at this time.

(2)	The number of shares reflected on this line are those shares of Preferred Stock owned by American Realty. Each share of Preferred Stock holds 25,000 shares of Common Stock for voting purposes.

(3)	Mr. Zarinegar is our Chairman of the Board and his address is c/o Affinity Mediaworks Corp., 34225 N. 27th Drive Building 5 in Phoenix, Arizona 85058.

(4)	Mr. Stoffers is our Chief Executive Officer and President and his address is c/o Affinity Mediaworks Corp., 34225 N. 27th Drive Building 5 in Phoenix, Arizona 85058. Mr. Stoffers currently does not have title to any shares of Common Stock, but it is anticipated that he will receive an issuance of our Common Stock in consideration of services provided to the Company. We will disclose on Form 8-K terms of his employment agreement upon entry by the parties.

(5)	Mr. Deegan is our Chief Financial Officer and Treasurer and his address is c/o Affinity Mediaworks Corp., 34225 N. 27th Drive Building 5 in Phoenix, Arizona 85058. Mr. Deegan currently does not have title to any shares of Common Stock, but it is anticipated that he will receive an issuance of our Common Stock in consideration of services provided to the Company. We will disclose on Form 8-K terms of his employment agreement upon entry by the parties.

(6)	Ms. Kirby is our Secretary and her address is c/o Affinity Mediaworks Corp., 34225 N. 27th Drive Building 5 in Phoenix, Arizona 85058. Ms. Kirby currently does not have title to any shares of Common Stock, but it is anticipated that she will receive an issuance of our Common Stock in consideration of services provided to the Company. We will disclose on Form 8-K terms of his employment agreement upon entry by the parties.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of the Company has any substantial interest in the Action, other than his or her role as an officer or director of the Company.

ACTION – MARYLAND CONVERSION

On March 2, 2015, the Board unanimously adopted resolutions authorizing the Company’s conversion from a Nevada corporation to a Maryland corporation, pursuant to conversion statutes under the NRS and the MGCL (the “Maryland Conversion”). For the reasons discussed below, the Board believes that changing the Company’s state of incorporation to Maryland is in the best interests of the Company and its shareholders. The effect of the Maryland Conversion will be to change the law applicable to our corporate affairs from Nevada law to Maryland law. Following the Maryland Conversion:

●	Our corporate name will be changed to American Housing Income Trust, Inc.

●	Our corporate office will continue to be located in Phoenix, Arizona. We will not establish any offices or operations in Maryland as a result of the Maryland Conversion (other than to comply with a requirement under the MGCL that we have a principal office and registered agent in Maryland, which we intend to satisfy through a third-party service company). The Company may organize wholly-owned subsidiaries to hold title to certain assets.

●	Our business, directors and management will continue to be the same as immediately before the Maryland Conversion.

●	Our fiscal year, assets, liabilities and dividend policies will be the same as immediately before the Maryland Conversion.

Our Board of Directors believes that, because of Maryland's more comprehensive laws governing REITs and the number of REITs domiciled in that state, Maryland courts have developed a greater expertise than Nevada courts in dealing with REITs and REIT issues and thus have developed a greater body of relevant case law. Further, the MGCL provides specific statutory validation of charter restrictions on ownership and transfer of stock to protect REIT status and for any other purpose. Our Board of Directors believes that the Maryland statutes, Maryland's policies with respect to REITs and the established body of relevant case law are more conducive to the operations of a REIT than the laws and policies of Nevada and they provide the directors and management of a REIT with greater certainty and predictability in managing the affairs of the Company.

As a result of the above and as described below, our Board of Directors believes that being incorporated in Maryland and being governed by Maryland law, like the majority of REITs in our peer group, would be in the best interest of the Company and its shareholders as it commences with operations intended to serve as a REIT in the future. On March 2, 2015, pursuant to Sections 92A.105 and 92A.120 of the NRS, we received written consents approving the Maryland Conversion from the Majority Shareholders.

Reasons for the Maryland Conversion

Our Board of Directors believes that the Company will benefit in several ways by changing its state of incorporation from Nevada to Maryland, especially considering the Company’s intent is to take the necessary steps to operate as a REIT even though it currently does not qualify as a REIT:

●	the Company will be governed by the MGCL, which contains provisions conducive to the operations of a REIT;

●
the fact that a significant amount publicly-owned REITs are currently organized under the laws of Maryland (including approximately 65% of REITs that are members of the National Association of Real Estate Investment Trusts, or "NAREIT" and over 80% of publicly-owned REITs) has resulted in the development of a more comprehensive and clearer body of law and practice relating to Maryland REITs than is available to a REIT that is organized as a Nevada corporation;

●	being governed by Maryland law will bring the Company's governance more in line with that of other REITs;

●
Maryland law provides for a statutory standard of conduct for directors and officers and offers broader statutory exculpation for directors and officers from personal liability for money damages than Nevada, which should facilitate our efforts to attract and retain qualified directors and officers; and

●	Maryland law offers additional protections in the event of an unsolicited takeover attempt that we believe should better protect shareholder interests.

The number of REITs that have incorporated or reincorporated in Maryland may be attributable to the fact that for many years Maryland has followed a policy of encouraging REITs to establish their legal domicile in that state. In furtherance of that policy, Maryland has adopted modern and flexible laws that are regularly updated and revised to meet changing business needs. Maryland has laws specific to REITs and a pro-REIT state tax structure, including:

●	provisions that validate charter restrictions on the ownership and transfer of stock, which are necessary to satisfy the U.S. federal income tax requirements for qualification as a REIT; and

●	provisions that permit the issuance of shares to holders for the specific purpose of satisfying the U.S. federal income tax requirements for qualification as a REIT regarding share ownership.

Maryland has a separate statute governing REITs that are organized as a trust, and while this statute does not apply to corporations, like our Company, many believe it helps provide greater certainty with respect to the treatment of a REIT under state law.

Certain Differences Between the Rights of Shareholders under Nevada and Maryland Law

While our Board of Directors believes the Maryland Conversion is in the best interests of the Company and its shareholders, Nevada and Maryland law differ in some respects. The rights of shareholders and the powers of management under Maryland and Nevada law are discussed in more detail below.

The Maryland Conversion

At the effective time of the Maryland Conversion:

●	The state of incorporation of the Company will change from Nevada to Maryland.

●	The Company will cease to exist as a Nevada corporation. As a Maryland corporation, the Company will be governed by Maryland law instead of Nevada law.

●	The Company will be governed by the Maryland charter and Maryland Bylaws attached to this information statement as Annex B and Annex C, respectively.

●
The number of directors comprising the Board of Directors of the Maryland corporation will initially be one (1) – Sean Zarinegar, who is currently the sole director on the Board of the Company; however, it is anticipated that following the Maryland Conversion, the majority shareholders and the Board of Directors of the Maryland corporation will appoint additional independent directors.

●	The current officers listed on page 2, and listed on the Company’s recent Form 8-K disclosing Change in Control of the Company, will be the initial officers of the Maryland corporation.

●	Each share of the Company’s Common Stock will be converted into one share of common stock of the Maryland corporation with a par value of $0.01 (as opposed to the $0.00001 par value set forth in our Articles of Incorporation in Nevada), and each share of the Company’s Preferred Stock will be converted into one share of preferred stock consistent with the same rights of the Company’s Preferred Stock with a par value of $0.00001.

●	Subject to the provisions of the Maryland corporation’s charter regarding the restrictions on ownership and transfer of stock, each outstanding share of common stock of the Maryland corporation will entitle the holder thereof to voting rights, dividend rights and liquidation rights equivalent to the rights of holders of the Company’s common shares prior to the Maryland Conversion.

●	All options, rights or warrants to purchase shares of our Common Stock, including the conversion rights associated with the Preferred Stock, outstanding immediately prior to the Maryland Conversion will thereafter entitle the holder to purchase a like number of shares of the Maryland corporation’s common stock on the same terms without any action on the part of the holder.

●	You will not need to exchange your current share certificates in connection with the Maryland Conversion. All certificates representing the Company’s Common Stock immediately prior to the Maryland Conversion will be deemed to represent a like number of shares of the Maryland corporation’s common stock without any action on the part of the holder.

Our Common Stock is currently quoted on the OTC Bulletin Board under the symbol “AFFN,” even though it has no significant operations, and following the Maryland Conversion will continue to be quoted on the OTC Bulletin Board under the same symbol until such time the Board of Directors can effectuate the change in symbol to coincide with the name of the Maryland corporation.

Material U.S. Federal Income Tax Consequences of the Maryland Conversion

We have not requested and will not request a ruling from the Internal Revenue Service (“IRS”), nor have we requested or received a tax opinion from an attorney, as to the various tax consequences of the Maryland Conversion. We are structuring the Maryland Conversion in an effort to obtain the following consequences:

●	the Maryland Conversion will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”);

●	no gain or loss for federal income tax purposes will be recognized by our shareholders as a consequence of holding Common Stock;

●	the basis of the Common Stock held by our shareholders after the Maryland Conversion will be the same as their basis for such Common Stock prior to the Maryland Conversion; and

●
the holding period for the Common Stock held by our shareholders after the Maryland Conversion will include the period during which such shareholders held our Common Stock prior to the Maryland Conversion.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Maryland Conversion may not be the same for all shareholders. It should be noted that the foregoing positions are not binding on the IRS, which may challenge the tax-free nature of the Maryland Conversion. A successful challenge by the IRS could result in taxable income to the Company and our shareholders, as well as other adverse tax consequences. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS, HER, OR ITS OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES OF THE MARYLAND CONVERSION.

The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. federal tax penalties. It was written solely in connection with the proposed Maryland Conversion.

Regulatory Approvals

To our knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the conversion will be the filing of the Articles of Conversion and the Maryland charter with the State Department of Assessments and Taxation of Maryland and the filing of the Articles of Conversion with the Secretary of State of the State of Nevada.

Comparison of Rights of Shareholders and the Corporate Governance Before and After the Maryland Conversion

Your rights as a shareholder are currently governed by the NRS and the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), and Bylaws. As a Maryland corporation, the Company will be governed by the MGCL, the Maryland charter attached hereto as Annex B, as further amended or supplemented from time to time, and the Maryland Bylaws attached hereto as Annex C, as further amended from time to time.

The material differences between applicable Nevada and Maryland laws and among these various documents are summarized below. The comparison of rights of the shareholders of the Company before and after the Maryland Conversion below is subject to and qualified in its entirety by reference to the NRS, the MGCL, the Maryland charter and Bylaws, and the Company’s Articles of Incorporation and Bylaws, copies of which may be obtained from the Company by writing to Joanna Kirby, our Secretary, at Affinity Mediaworks Corp., 34225 N. 27th Drive Building 5 in Phoenix, Arizona 85058.

Capitalization

Nevada. Our current Articles of Incorporation authorize a total of 510,000,000 shares of stock consisting of 500,000,000 shares of Common Stock, $0.0001 par value per share, and 10,000,000 shares of preferred stock, $0.0001 par value per share. As of March 2, 2015, we had 116,068.77 shares of our Common Stock outstanding, and 20,000 shares of Preferred Stock outstanding (each carrying 25,000 shares of Common Stock for voting and 1:1 conversion rights into our Common Stock).

Maryland. The Maryland charter will authorize us to issue a total of 510,000,000 shares of stock, consisting of 500,000,000 shares of common stock, $0.01 par value per share, and 10,000,000 shares of preferred stock, $0.0001 par value per share. Immediately following the Maryland Conversion, our Company will have the same number of shares of common and preferred stock outstanding as the Company had outstanding immediately prior to the Maryland Conversion.

Charter Amendments

Nevada. The NRS provides that an amendment to the articles of incorporation may be adopted by a resolution of the board of directors and approved by the shareholders by a majority of the votes of each class entitled to vote, unless a greater vote is required by a corporation’s articles of incorporation. The Company's Articles of Incorporation do not require a greater vote.

Maryland. Under the MGCL, a Maryland corporation generally cannot amend its charter unless the action is advised by its board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation's charter. The Maryland charter provides that amendments to our charter (other than amendments to the provisions of the Maryland charter related to the removal of directors or amendments to the vote required to amend such provisions, which must be approved by at least two-thirds of the votes entitled to be cast on the amendment) generally may be approved by the affirmative vote of shareholders entitled to cast a majority of all of the votes entitled to be cast on the matter.

A Maryland corporation may also provide in its charter that the board of directors, with the approval of a majority of the entire board, and without action by the shareholders, may approve amendments to the charter to increase or decrease the aggregate number of shares of stock that the corporation is authorized to issue or the number of shares of stock of any class or series that the corporation is authorized to issue. The Maryland charter provides the board of directors with such power.

Classification and Issuance of Stock

Nevada. The Company's Articles of Incorporation authorizes our Board of Directors to issue preferred stock from time to time in series or otherwise, subject to the limitations provided by law, to establish and designate series, if any, of preferred stock, to fix the number of shares constituting such series, the voting powers, designations and other rights of the shares of preferred stock. The authorized but unissued shares of common stock and preferred stock are available for issuance for general corporate purposes, without shareholder approval.

Maryland. The Maryland charter authorizes our Board of Directors to classify and reclassify any unissued shares of our stock into other classes or series of stock, including one or more classes or series of stock that have priority over our common stock with respect to dividends or upon liquidation, or have voting rights and other rights that differ from the rights of the common stock, and authorize us to issue the newly classified shares. Before authorizing the issuance of shares of any new class or series, our Board of Directors must set, subject to the provisions in our charter relating to the restrictions on ownership and transfer of our stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of stock. This action may be taken without the approval of holders of our common stock unless such approval is required by applicable law, the terms of any other class or series of our stock or the rules of any stock exchange or automated quotation system on which any of our stock is listed or traded.

We believe that the power of the Board of Directors to approve amendments to the Maryland charter to increase or decrease the number of authorized shares of stock, to authorize us to issue additional authorized but unissued shares of common or preferred stock and to classify or reclassify unissued shares of common or preferred stock and thereafter to authorize us to issue the classified or reclassified shares of stock will provide us with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise. Similar to the power currently held by the Company’s Board of Directors, after the Maryland Conversion, our Board of Directors will have the power to authorize the Company to issue a class or series of stock that could, depending upon the terms of the particular class or series, delay, defer or prevent a change in control or other transaction that might involve a premium price for shares of its common stock or otherwise be in the best interests of the Company.

Amendment to Bylaws

Nevada. In Nevada, the power to amend bylaws generally rests with both the shareholders and the board of directors (with each independently having the power to add, change or delete provisions of the bylaws) unless the NRS or the Articles of Incorporation reserves such power exclusively to the shareholders or unless a particular bylaw prohibits the board of directors from amending it. Further, a bylaw amendment adopted by shareholders that specifies the votes that are necessary to elect directors may not be further amended or repealed by the board of directors unless such amendment also grants that right to the directors.

Our Bylaws provide that our Board of Directors has the power to amend, repeal or adopt Bylaws. Except as otherwise permitted by law, any bylaw adopted by the Board of Directors may be amended or repealed at a shareholders’ meeting by vote of the holders of a majority of the shares entitled, at that time, to vote for the election of directors.  Our Bylaws may also be amended, altered or repealed at any regular or special meeting of the shareholders if notice of the proposed alteration or amendment is contained in the notice of the meeting.

Maryland. Under the MGCL, an amendment to the bylaws of a corporation requires the approval of the shareholders, unless the charter or bylaws vest the power to amend the bylaws in the board of directors. The Maryland Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

Shareholder Action by Written Consent

Nevada. The NRS generally provides that, unless the articles of incorporation of the corporation authorizes common shareholder action by less than unanimous consent, common shareholder action may be taken by consent in lieu of a meeting, and pursuant to our Bylaws, any corporate action may be voted upon or approved without a meeting if approved by the majority of the shareholders entitled to vote. Under our Articles of Incorporation and Bylaws, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting only if a written consent describing the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Maryland. The MGCL generally provides that, unless the charter of the corporation authorizes common shareholder action by less than unanimous consent, common shareholder action may be taken by consent in lieu of a meeting only if it is given by all common shareholders entitled to vote on the matter. The Maryland charter permits shareholder action by consent in lieu of a meeting to the extent permitted by the Maryland Bylaws. The Maryland Bylaws provide that, if the action is advised, and submitted to the shareholders for approval by the Board of Directors, shareholder action may be taken without a meeting if a consent, in writing or by electronic transmission, setting forth the action so taken, is given by the shareholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of shareholders.

Special Shareholder Meetings

Nevada. Nevada law permits special meetings of shareholders to be called by the Board of Directors, any two directors, or the President, unless the Articles of Incorporation or Bylaws provide otherwise.  Our Bylaws allow for special meetings of the shareholders at any time, subject to specific notice provisions, by the holders of 10% of the voting shares of the Corporation, or by the President, or by the Board of Directors or a majority thereof.

Maryland. Under the MGCL, the board of directors, the president and any other person specified in the charter or bylaws may call a special meeting. Pursuant to the Maryland Bylaws, our chairman of the board, our chief executive officer, our president or our Board of Directors may call a special meeting of shareholders. As permitted by the MGCL, the Maryland Bylaws require our corporate secretary to call a special meeting to act on any matter that may properly be considered at a meeting of shareholders upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting on such matter containing the information required by the Maryland Bylaws. The secretary will inform the requesting shareholders of the reasonably estimated cost of preparing and delivering the notice of meeting (including our proxy materials), and the requesting shareholder must pay such estimated cost before the secretary is required to prepare and deliver the notice of the special meeting.

Restrictions on Ownership and Transfer of Stock

Nevada. Under Nevada law, the articles of incorporation, bylaws, an agreement among shareholders, or an agreement among shareholders and the corporation may impose restrictions on the transfer or registration of transfer of shares of a corporation. The Company’s Articles of Incorporation and Bylaws do not impose any restrictions on the ownership and transfer of stock.

Maryland. The Maryland charter contains restrictions on the ownership and transfer of stock. The relevant sections of the charter provide, subject to the exceptions described below, no person or entity may own, or be deemed to own, by virtue of the applicable constructive ownership provisions of the Code, more than 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of the Company’s common stock, or 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of all classes and series of the Maryland corporation’s capital stock. These limits are collectively referred to as the “ownership limit.” A person or entity which becomes subject to the ownership limit by virtue of a violative transfer which results in a transfer to a trust, as described below, is referred to as a “prohibited owner” if, had the violative transfer been effective, the person or entity would have been a record owner and beneficial owner or solely a beneficial owner of shares of the Maryland corporation’s stock.

In order to satisfy the ownership provisions of the Code, concomitant with the Maryland Conversion, American Realty will be effectuating a unit-for-shares exchange with the current members of American Realty on a 1:1 basis with 5,000,000 shares of the Maryland corporation’s common stock.  Furthermore, as part of this restructuring, American Realty will be exercising its conversion rights under the Preferred Stock converting its 20,000 shares of Preferred Stock into 20,000 shares of the Maryland corporation’s common stock, and then in turn, using these shares in the aforementioned units-for-shares exchange.

The constructive ownership rules under the Code are complex and may cause shares of stock owned actually or constructively by a group of related individuals and/or entities to be owned constructively by one individual or entity. As a result, the acquisition of less than 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of the Maryland corporation’s common stock, or 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of all classes and series of the Maryland corporation’s capital stock (or the acquisition of an interest in an entity which owns, actually or constructively, shares of the Maryland corporation’s stock by an individual or entity), could, nevertheless, cause such individual or entity, or another individual or entity, to own constructively shares of stock in excess of the ownership limit.

The Board may, in its sole discretion, subject to such conditions as it may determine and the receipt of certain representations and undertakings, prospectively or retroactively, waive the ownership limit or establish a different limit on ownership, or excepted holder limit, for a particular shareholder if the shareholder’s ownership in excess of the ownership limit would not result in the Maryland corporation being “closely held” within the meaning of section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise would result in the Maryland corporation failing to qualify as a REIT. As a condition of its waiver, the Board of Directors may, but is not required to, require an opinion of counsel or IRS ruling satisfactory to the Board of Directors with respect to the qualification of the Maryland corporation as a REIT.

In connection with granting a waiver of the ownership limit, creating an excepted holder limit or at any other time, the Board of Directors may from time to time increase or decrease the ownership limit for persons and entities unless, after giving effect to such increase, five or fewer persons could own or constructively own in the aggregate, more than 49.9% in value of the shares then outstanding or the Maryland corporation would otherwise fail to qualify as a REIT. A reduced ownership limit will not apply to any person or entity whose percentage ownership of the Maryland corporation’s common stock or stock of all classes and series, as applicable, is in excess of such decreased ownership limit until such time as such person’s or entity’s percentage ownership of the Maryland corporation’s common stock or stock of all classes and series, as applicable, equals or falls below the decreased ownership limit, but any further acquisition of shares of common stock or stock of any other class or series, as applicable, in excess of such percentage ownership of common stock or stock of all classes and series will be in violation of the ownership limit.

The charter further prohibits:

●
any person from beneficially or constructively owning, applying certain attribution rules of the Code, shares of the Maryland corporation’s stock which would result in it being “closely held” under section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise cause the Maryland corporation to fail to qualify as a REIT; and

●
any person from transferring shares of the Maryland corporation’s stock if such transfer would result in shares of its stock being owned by fewer than 100 persons (determined without reference to any rules of attribution).

Any person who acquires or attempts or intends to acquire beneficial or constructive ownership of shares of the Maryland corporation’s stock which will or may violate the ownership limit or any of the other foregoing restrictions on ownership and transfer of its stock must give at least 15 days prior written notice to the Maryland corporation and provide it with such other information as it may request in order to determine the effect of such transfer on the Maryland corporation’s qualification as a REIT. The foregoing restrictions on ownership and transfer of the Maryland corporation’s stock will not apply if its Board of Directors determines it is no longer in the Maryland corporation’s best interests to attempt to qualify, or to continue to qualify, as a REIT.

If any transfer of shares of the Maryland corporation’s stock would result in shares of its stock being beneficially owned by fewer than 100 persons, such transfer will be null and void and the intended transferee will acquire no rights in such shares. In addition, if any purported transfer of shares of the Maryland corporation’s stock or any other event would otherwise result in any person violating the ownership limit or an excepted holder limit established by the Board of Directors or in the Maryland corporation being “closely held” under section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT, then the number of shares (rounded up to the nearest whole share) which would cause the prohibited owner to violate such restrictions will be automatically transferred to, and held by, a trust for the exclusive benefit of one or more charitable organizations selected by the Maryland corporation and the intended transferee will acquire no rights in such shares. The automatic transfer will be effective as of the close of business on the business day prior to the date of the violative transfer or other event which results in a transfer to the trust. Any dividend or other distribution paid to the prohibited owner, prior to the Maryland corporation’s discovery of the automatic transfer of the shares to a trust as described above, must be repaid to the trustee upon demand for distribution to the beneficiary by the trust. If the transfer to the trust as described above is not automatically effective, for any reason, to prevent violation of the applicable ownership limit or the Maryland corporation being “closely held” under section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT, then the Maryland charter provides the transfer of the shares will be null and void.

Shares of stock transferred to the trustee are deemed offered for sale to the Maryland corporation, or its designee, at a price per share equal to the lesser of (1) the price paid by the prohibited owner for the shares (or, in the case of a devise or gift, the market price at the time of such devise or gift) and (2) the market price on the date the Maryland corporation, or its designee, accepts such offer. The Maryland corporation may reduce the amount payable by the amount of any dividend or other distribution the Maryland corporation has paid to the prohibited owner before it discovered the shares had been automatically transferred to the trust and are then owed to the trustee as described above, and the Maryland corporation may pay the amount of any such reduction to the trustee for the benefit of the charitable beneficiary. The Maryland corporation has the right to accept such offer until the trustee has sold the shares of stock held in the trust as discussed below. Upon a sale to the Maryland corporation, the interest of the charitable beneficiary in the shares sold terminates, the trustee must distribute the net proceeds of the sale to the prohibited owner and any dividends or other distributions held by the trustee with respect to such shares of stock will be paid to the charitable beneficiary.

If the Maryland corporation does not buy the shares, the trustee must, within 20 days of receiving notice from the Maryland corporation of the transfer of shares to the trust, sell the shares to a person or entity designated by the trustee who could own the shares without violating the ownership limit or the other restrictions on ownership and transfer of the Maryland corporation’s stock. After the sale of the shares, the interest of the charitable beneficiary in the shares transferred to the trust will terminate and the trustee must distribute to the prohibited owner an amount equal to the lesser of (1) the price paid by the prohibited owner for the shares (or, if the event which resulted in the transfer to the trust did not involve a purchase of such shares at market price, the last reported sales price reported on the NYSE (or other applicable exchange) on the day of the event which resulted in the transfer of such shares of stock to the trust) and (2) the sales proceeds (net of commissions and other expenses of sale) received by the trust for the shares. The trustee may reduce the amount payable to the prohibited owner by the amount of any dividend or other distribution the Maryland corporation paid to the prohibited owner before it discovered the shares had been automatically transferred to the trust and are then owed to the trustee as described above. Any net sales proceeds in excess of the amount payable to the prohibited owner will be immediately paid to the beneficiary of the trust, together with any dividends or other distributions thereon. In addition, if, prior to discovery by the Maryland corporation of the transfer of shares to a trust, such shares of stock are sold by a prohibited owner, then such shares will be deemed to have been sold on behalf of the trust and to the extent the prohibited owner received an amount such shares that exceeds the amount such prohibited owner was entitled to receive, such excess amount will be paid to the trustee upon demand. The prohibited owner has no rights in the shares held by the trustee.

The trustee will be designated by the Maryland corporation and will be unaffiliated with it and with any prohibited owner. Prior to the sale of any shares by the trust, the trustee will receive, in trust for the beneficiary of the trust, all dividends and other distributions paid by the Maryland corporation with respect to the shares held in trust and may also exercise all voting rights with respect to the shares held in trust. These rights will be exercised for the exclusive benefit of the beneficiary of the trust. Any dividend or other distribution paid prior to the Maryland corporation’s discovery of the transfer of the shares to the trust will be paid by the recipient to the trustee upon demand.

Subject to Maryland law, effective as of the date the shares have been transferred to the trust, the trustee will have the authority, at the trustee’s sole discretion, to rescind as void any vote cast by a prohibited owner prior to the Maryland corporation’s discovery of the transfer of the shares to the trust; and to recast the vote in accordance with the desires of the trustee acting for the benefit of the beneficiary of the trust. However, if the Maryland corporation has already taken irreversible corporate action, then the trustee may not rescind and recast the vote.

In addition, if the Board of Directors determines that a proposed transfer would violate the restrictions on ownership and transfer of the Maryland corporation’s stock, the Board of Directors will take such action as it deems advisable to refuse to give effect to or to prevent such transfer, including, but not limited to, causing the Maryland corporation to redeem the shares of stock, refusing to give effect to the transfer on the books of the Maryland corporation or instituting proceedings to enjoin the transfer.

Every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) of the Maryland corporation’s stock, within 30 days after the end of each taxable year, must give the Maryland corporation written notice, stating the shareholder’s name and address, the number of shares of each class and series of the Maryland corporation’s stock the shareholder beneficially owns and a description of the manner in which the shares are held. Each such owner must provide the Maryland corporation with such additional information as it may request in order to determine the effect, if any, of the shareholder’s beneficial ownership on the Maryland corporation’s qualification as a REIT and to ensure compliance with the ownership limit. In addition, each shareholder must provide the Maryland corporation with such information as it may request in order to determine its qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the ownership limit. Any certificates representing shares of stock will bear a legend referring to the restrictions described above.

These restrictions on ownership and transfer will not apply if the Board of Directors determines it is no longer in the best interests of the Maryland corporation to continue to move towards qualification as a REIT. These restrictions on ownership and transfer could delay, defer or prevent a transaction or a change in control which might involve a premium price for the common stock or otherwise be in the best interest of the shareholders.

Number and Election of Directors

Nevada. Nevada law permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. Our Bylaws provide that the number of directors of the corporation, which shall constitute the entire Board of Directors, shall be fixed from time to time our Board of Directors (subject to the maximum number of thirteen established in our Bylaws), provided that in no instance shall there by less than one director. Our Board of Directors is currently comprised of one director. Our Articles of Incorporation and Bylaws do not provide for a classified board.

Maryland. Under the MGCL, the minimum number of directors of a Maryland corporation is one. The number of directors of a Maryland corporation is as provided by the charter until changed by the bylaws. The bylaws may both alter the number of directors set by the charter and authorize a majority of the entire board of directors to alter, within specified limits, the number of directors set by the charter or the bylaws, but board action may not affect the tenure of office of any director. In addition, the MGCL permits, but does not require, the board to be classified. If the directors are divided into classes, the term of office may be provided in the bylaws or in the charter, except that the term of office of a director may not be longer than five years or, except in the case of an initial or substitute director, shorter than the period between annual meetings. The term of office of at least one class must expire each year. The MGCL also permits certain Maryland corporations, by action of their board of directors and without shareholder approval, and notwithstanding any contrary provision of the charter or bylaws, to elect to be subject to certain provisions of the MGCL, including a provision that requires that the board of directors be divided into classes. If the directors have been divided into classes, a director may not be removed without cause, unless the charter provides otherwise. Unless the charter or bylaws provide otherwise, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

The Maryland charter and Bylaws provide that the number of directors may be established only by the Board of Directors, and the Maryland Bylaws provide that the number of directors may not be more than 15. Each of the Maryland corporation's directors is elected by the shareholders to serve until the next annual meeting and until his or her successor is duly elected and qualifies. Holders of shares of common stock will have no right to cumulative voting in the election of directors. The Maryland Bylaws provide that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director. Consequently, at each annual meeting of shareholders, the holders of a majority of the shares of common stock entitled to vote will be able to elect all of the directors at any annual meeting. The directors of the Company after the Maryland Conversion will be the same as the directors of the Company immediately prior to the Maryland Conversion.

Removal of Directors

Nevada. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.  Our Bylaws state that any director may be removed by the majority of shareholders entitled to vote, with or without cause.

Maryland. The MGCL provides that the shareholders of a corporation may remove any director, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally for the election of directors, unless the charter provides otherwise or the corporation elects to be subject to certain provisions of the MGCL, as discussed below. Unless the charter provides otherwise, if the holders of any class or series are entitled separately to elect one or more directors, such a director may not be removed without cause except by the affirmative vote of a majority of all the votes of that class or series. The Maryland charter provides that, subject to the rights of any series of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. This provision, when coupled with the exclusive power of the Board of Directors to fill vacancies on the Board of Directors discussed below, precludes shareholders from (i) removing incumbent directors except upon a substantial affirmative vote and (ii) filling the vacancies created by such removal with their own nominees.

Board Vacancies

Nevada. Under the NRS, unless otherwise provided in the articles of incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office or the shareholders. Under our Bylaws, in the event of a vacancy, the remaining directors, whether constituting a quorum or not, may elect a successor to hold office for the unexpired portion of the terms of the directors.  The remaining directors may fill any empty seats on the Board of Directors even if the empty seats have never been occupied.

Maryland. The Maryland charter provides that, at such time as we are eligible to make the election (which we expect will be upon the closing of the Maryland Conversion), we elect to be subject to a provision of the MGCL that provides that, subject to the terms of any class or series of stock, vacancies on our Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will hold office for the remainder of the full term of the directorship in which the vacancy occurred and until his or her successor is duly elected and qualifies. See also "—Change In Control—Subtitle 8."

Standard of Conduct

Nevada. Nevada law provides that directors must discharge their duties as a director in good faith, with the care an ordinarily prudent person is the same or similar position would use under the circumstances, and in a manner the director reasonably believes to be in the best interests of the corporation.

Maryland. The MGCL requires that a director perform his or her duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would use under similar circumstances. The MGCL establishes a presumption that any act of a director satisfies this standard of conduct, and that a director is subject to no higher duty or greater scrutiny than is applied to any other act of a director because an act relates to or affects an acquisition or potential acquisition of control of a corporation.

Advance Notice of Director Nominations and of New Business Proposals

Nevada. The NRS requires notice of a special meeting to include a description of the purpose or purposes for which the meeting is called. With respect to annual meetings, under Nevada law, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors upon application of any one or more shareholders holding at least 15% of the voting power. Any additional requirements with respect to notice shall be as set forth in the bylaws.

Maryland. Under the MGCL, a Maryland corporation's charter or bylaws may require that a shareholder proposing a nominee for election as a director, or any other matter for consideration at a meeting of the shareholders, give advance notice to the corporation before a date or within a period of time specified in the charter or bylaws. If the advance notice requirement is not met, the proposal is not a proper subject of shareholder action at the meeting.

The Maryland Bylaws provide that, with respect to an annual meeting of shareholders, nominations of individuals for election to the Board of Directors and the proposal of business to be considered by shareholders may be made only (i) pursuant to the notice of the meeting, (ii) by or at the direction of the Board of Directors or (iii) by a shareholder who was a shareholder of record both at the time of giving the notice required by the Maryland Bylaws and at the time of the meeting, who is entitled to vote at the meeting on such business or in the election of such nominee and has provided notice to the Company within the time period, and containing the information, specified by the advance notice provisions set forth in the Maryland Bylaws. With respect to annual meetings, the advance notice provisions contained in the Maryland Bylaws generally require that shareholders deliver nominations and new business proposals to the corporation's secretary not earlier than the 150th day or later than 5:00 p.m., Pacific Time, on the 120th day before the first anniversary of the date of the proxy statement for the preceding year's annual meeting of shareholders.

With respect to special meetings of shareholders, only the business specified in the notice of meeting may be brought before the meeting. Nominations of individuals for election to the Company’s Board of Directors may be made only (i) by or at the direction of the Board of Directors or (ii) provided that the meeting has been called for the purpose of electing directors, by a shareholder who was a shareholder of record both at the time of giving the notice required by the Maryland Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of such nominee and has provided notice to the Company within the time period, and containing the information, specified by the advance notice provisions set forth in the Maryland Bylaws. With respect to special meetings called by the corporation for the purpose of electing one or more individuals to the Board of Directors, shareholder nominations must be delivered not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Pacific Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

Limitation of Liability and Indemnification of Directors and Officers

Nevada. Under our Articles of Incorporation and Bylaws, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his or her position, if he or she acted in good faith and in a manner he or she reasonably believed to be in our best interest.  We may advance expenses incurred in defending a proceeding.  Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. To the extent that the officer or director is successful on the merits in a proceeding as to which he or she is to be indemnified, we must indemnify him or her against all expenses incurred, including attorney’s fees.  With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order.  The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada. Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

Maryland. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Maryland charter contains a provision that eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.

The MGCL requires corporations (unless the charter provides otherwise, which the Maryland charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

●	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty;

●	the director or officer actually received an improper personal benefit in money, property or services; or

●	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, the Company may not indemnify a director or officer in a suit by or in the right of the Company in which the director or officer was adjudged liable to the Company or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by or in the right of the Company, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits the Company to advance reasonable expenses to a director or officer upon receipt of:

●	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Company; and

●
a written undertaking by the director or officer or on the director's or officer's behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the director or officer did not meet the standard of conduct.

The Maryland charter authorizes the Company to obligate itself, and the Maryland Bylaws obligate the Company to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

●	any present or former director or officer of the Company who is made or threatened to be made a party to, or witness in, a proceeding by reason of his or her service in that capacity; or

●
any individual who, while a director or officer of the Company and at its request, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

The Maryland charter and Bylaws also permit the Company to indemnify and advance expenses to any individual who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

Dividends and Other Distributions

Nevada. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.  We believe our Bylaws are consistent with Nevada law; more specifically, Article X of the Bylaws sets forth comprehensive indemnification provisions for directors and officers.

Maryland. The MGCL provides that dividends and other distributions may be declared and paid on the corporation's capital stock as authorized by the board and subject to any restrictions contained in the corporation's charter, provided that no dividends may be paid if, after giving effect to the dividend or other distribution: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation's total assets would be less than the sum of its total liabilities plus, unless the charter permits otherwise, any amount required to be paid to holders of preferred stock in the event of a dissolution of the corporation. Notwithstanding clause (ii) in the immediately preceding sentence, a corporation may make a dividend or other distribution from: (a) the net earnings of the corporation for the fiscal year in which the dividend or other distribution is made; (b) the net earnings of the corporation for the preceding fiscal year; or (c) the sum of the net earnings of the corporation for the preceding eight fiscal quarters.

The Maryland Bylaws state that dividends and other distributions may be authorized by the Board of Directors and may be paid in cash, property or stock of the corporation, subject to the provisions of law and the Maryland charter. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Company available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Company or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.

Appraisal Rights

Under the NRS and the MGCL, shareholders in certain circumstances have the right to dissent from certain corporate reorganizations, mergers or conversions provided that statutory procedures are followed.

Nevada. Under the NRS, a shareholder has the right to dissent and obtain payment of the fair value of the shareholder’s shares, so long as follow the statutory procedure for asserting these rights set forth in the NRS, in the event of a “Corporate Action,” as defined under NRS 92A.310. Except in situations dealing with Corporate Action associated with domestic nonprofit corporations or where the conversion involves a special class or series of shareholders not applicable herein, any shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder’s shares in the event of consummation of a plan of conversion. A shareholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 et al., inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the domestic corporation. Subject to specific limitations in NRS 92A.380, from and after the effective date of any corporate action for conversion, no shareholder who has exercised the right to dissent pursuant to NRS 92A.300 et al., inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. NRS 92A.380 does not apply to dividends or other distributions payable to shareholders on a date before the effective date of any Corporate Action from which the shareholder has dissented. If a shareholder exercises the right to dissent with respect to a Corporate Action described in paragraph (f) of NRS 92A.380(1), dealing with fractional shares, the aforementioned restrictions apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares. There are limitations to a shareholder’s right to dissent under Nevada law.

Maryland. Under the MGCL, a shareholder has the right to demand and receive payment of the fair value of the shareholder's stock from the successor if (1) the corporation consolidates or merges with another corporation, (2) the corporation's stock is to be acquired in a statutory share exchange, (3) the corporation transfers all or substantially all of its assets in a manner requiring shareholder approval, (4) the corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the shareholder's rights, unless the right to do so is reserved in the charter of the corporation, (5) the transaction is subject to certain provisions of the Maryland Business Combination Act or (6) the corporation is converted to another entity.

Maryland law provides that a shareholder may not demand the fair value of the shareholder's stock and is bound by the terms of the transaction if, among other things, (1) the stock is listed on a national securities exchange on the record date for determining shareholders entitled to vote on the matter or, in certain mergers, the date notice is given or waived (except certain mergers where stock held by directors and executive officers is exchanged for merger consideration not available generally to shareholders), (2) the stock is that of the successor in the merger, unless either (i) the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so or (ii) the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor, (3) the stock is not entitled to vote on the transaction or (4) the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting shareholder.

The Maryland charter states that shareholders will not be entitled to exercise any rights of an objecting shareholder provided for under the MGCL unless the Board of Directors determines that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Merger, Consolidation, Share Exchange and Transfer of All or Substantially All Assets

Nevada. Under the NRS, the principal terms of the plan of conversion are approved by directors and may require the vote of shareholders. The board of directors of each of two or more corporations must adopt resolutions approving an agreement of conversion and declaring the conversion advisable. Generally, the plan of conversion must then be approved by the majority vote of the outstanding stock entitled to vote at an annual or special meeting of each corporation. Under the NRS, generally the sale of all or substantially all of a corporation’s assets must be advised by the board of directors and approved by each voting group entitled to vote separately on the transaction or consent by a majority of all the votes entitled to be cast on the transaction.

Maryland. Under the MGCL, a Maryland corporation generally cannot merge or consolidate with, or convert to, another entity, sell all or substantially all of its assets, engage in a share exchange or dissolve unless the action is advised by the board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is set forth in the corporation's charter. As permitted by Maryland law, the Maryland charter provides that these actions may be approved by a majority of all of the votes entitled to be cast on the matter. Some mergers may be approved without a vote of shareholders. For example, no shareholder approval is required for a merger of a subsidiary of a Maryland corporation into its parent, provided the parent owns at least 90% of the subsidiary. In addition, a merger need not be approved by shareholders of a Maryland successor corporation if the merger does not reclassify or change the terms of any outstanding shares, otherwise amend the successor corporation's charter, and the number of shares of each class or series of stock outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of its shares of the same class or series outstanding immediately before the merger becomes effective. A share exchange need be approved by a Maryland successor only by its board and by any other action required by its charter.

Change In Control

Nevada. Under the NRS, except as otherwise provided, below, or the articles of incorporation, directors and officers, in connection with a change or potential change in control of the corporation, have the duty to exercise good faith with a view to the interest of the corporation. Directors and officers, in deciding upon matters of business, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation.  In performing their respective duties, directors and officers are entitled to rely on information, opinions, reports, books of account or statements, including financial statements and other financial data prepared or presented by (a) one or more directors, officers or employees of the corporation reasonably believed to be reliable and competent in the matters prepared or presented, (b) counsel, public accountants, financial advisers, valuation advisers, investment bankers or other persons as to matters reasonably believed to be within the preparer’s or presenter’s professional or expert competence, or (c) a committee on which the director or officer relying thereon does not serve as to matters within the committee’s designated authority and matters on which the committee is reasonably believed to merit confidence.  However, a director or officer is not entitled to rely on such information, opinions, reports, books of account or statements if the director or officer has knowledge concerning the matter in question that would cause reliance thereon to be unwarranted.

The aforementioned provisions do not apply to actions that only affect the time of the exercise of shareholders’ voting rights, or the adoption or signing of plans, arrangements or instruments that deny rights, privileges, power or authority to a holder of a specified number or fraction of shares or fraction of voting power. The provisions do not permit directors or officers to abrogate any right conferred by statute or the articles of incorporation.

Directors may resist a change or potential change in control of the corporation if the directors by a majority vote of a quorum determine that the change or potential change is opposed to or not in the best interest of the corporation upon consideration of the interests of the corporation’s shareholders or any of the matters set forth in the paragraph below, or because the amount or nature of the indebtedness and other obligations to which the corporation or any successor to the property of either may become subject, in connection with the change or potential change, provides reasonable grounds to believe that, within a reasonable time: (a) The assets of the corporation or any successor would be or become less than its liabilities; (b) the corporation or any successor would be or become insolvent; or (c) any voluntary or involuntary proceeding concerning the corporation or any successor would be commenced by any person pursuant to the federal bankruptcy laws.

Directors and officers, in exercising their respective powers with a view to the interests of the corporation, may consider, (a) the interests of the corporation’s employees, suppliers, creditors and customers; (b) the economy of the State and Nation; (c) the interests of the community and of society; and (d) the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation. Directors and officers are not required to consider the effect of a proposed corporate action upon any particular group having an interest in the corporation as a dominant factor.  The provisions identified above do not create or authorize any causes of action against the corporation or its directors or officers. Except under limited circumstances set forth in NRS 78.138(7), or unless the articles of incorporation or an amendment thereto provide for greater individual liability, a director or officer is not individually liable to the corporation or its shareholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer, and the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Maryland.

Business Combinations. Under the MGCL, certain "business combinations" (including a merger, consolidation, statutory share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and an interested shareholder (defined generally as any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation's outstanding voting stock or an affiliate or associate of the corporation who, at any time during the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation) or an affiliate of such an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. Thereafter, any such business combination must generally be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding voting stock of the corporation and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested shareholder, unless, among other conditions, the corporation's common shareholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares. A person is not an interested shareholder under the statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested shareholder. The corporation’s board of directors may provide that its approval is subject to compliance with any terms and conditions determined by the board.

These provisions of the MGCL do not apply, however, to business combinations that are approved or exempted by a Maryland corporation's board of directors prior to the time that the interested shareholder becomes an interested shareholder. Pursuant to the statute, the Company’s Board of Directors will by resolution exempt business combinations between the Company and any other person, provided, that such business combination is first approved by the Board of Directors (including a majority of directors who are not affiliates or associates of such person). As a result, any person described above may be able to enter into business combinations with the Company that may not be in the best interest of the Company’s shareholders, without compliance by the Company with the supermajority vote requirements and other provisions of the statute.

The business combination statute may discourage others from trying to acquire control of the Company and increase the difficulty of consummating any offer.

Control Share Acquisitions. In addition, the MGCL provides that a holder of "control shares" of a Maryland corporation acquired in a "control share acquisition" has no voting rights with respect to such shares except to the extent approved by the affirmative vote of at least two-thirds of the votes entitled to be cast on the matter, excluding shares of stock of the corporation in respect of which any of the following persons is entitled to exercise or direct the exercise of the voting power of such shares in the election of directors: (i) a person who has made or proposes to make the control share acquisition; (ii) an officer of the corporation; or (iii) an employee of the corporation who is also a director of the corporation. "Control shares" are voting shares of stock which, if aggregated with all other such shares of stock owned by the acquirer, or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: (A) one-tenth or more but less than one-third; (B) one-third or more but less than a majority; or (C) a majority or more of all voting power. Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A "control share acquisition" means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an "acquiring person statement" as described in the MGCL), may compel the corporation’s board of directors to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an "acquiring person statement" as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or as of any meeting of shareholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquirer becomes entitled to exercise or direct the exercise of a majority of all voting power, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The control share acquisition statute does not apply to (i) shares acquired in a merger, consolidation or statutory share exchange if the corporation is a party to the transaction or (ii) acquisitions approved or exempted by the charter or bylaws of the corporation.

The Maryland Bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of the Company’s stock. There is no assurance that such provision will not be amended or eliminated at any time in the future.

Subtitle 8. Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions of the MGCL which provide, respectively, for:

●	a classified board;

●	a two-thirds vote requirement for removing a director;

●	a requirement that the number of directors be fixed only by vote of the board of directors;

●	a requirement that a vacancy on the board be filled only by the remaining directors in office and for the remainder of the full term of the class of directors in which the vacancy occurred; and

●	a majority requirement for the calling of a shareholder-requested special meeting of shareholders.

The Maryland charter provides that, at such time as the Company becomes eligible to make the election (which we expect will be upon the closing of the Maryland Conversion), the Company elects to be subject to the provisions of Subtitle 8 relating to the filling of vacancies on its board. As a result of this election, vacancies on the Company’s Board of Directors may be filled only by the remaining directors and any directors so elected will serve for the remainder of the full term of the directorship in which the vacancy occurred. Through provisions in the Maryland charter and Bylaws unrelated to Subtitle 8, the Company already (1) will require the affirmative vote of shareholders entitled to cast not less than two-thirds of all of the votes entitled to be cast generally in the election of directors for the removal of any director, which removal must be for cause, (2) will vest in the board the exclusive power to fix the number of directorships and (3) will require, unless called by its chairman of the board, chief executive officer, president or Board of Directors, the written request of shareholders entitled to cast a majority of all the votes entitled to be cast at such a meeting on such matter to call a special meeting of shareholders.

Exclusive Forum Provision

Nevada. Our Articles of Incorporation and Bylaws do not include any exclusive forum provision.

Maryland. The Maryland Bylaws provide that, unless the Board agrees otherwise, derivative claims, breach of director or officer duty claims, claims pursuant to the MGCL or the Maryland charter and Bylaws and claims governed by the internal affairs doctrine must be brought in the Circuit Court for Baltimore City, Maryland (or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division).

Anti-Takeover Effect of Certain Provisions of Maryland Law and of the Maryland Charter and Bylaws

The provisions of the Maryland charter on removal of directors and the advance notice provisions of the Bylaws could delay, defer or prevent a transaction or a change of control of the Maryland corporation which might involve a premium price for holders of the Maryland corporation’s common stock or otherwise be in their best interest. Likewise, if the provision in the Maryland Bylaws opting out of the control share acquisition provisions of Maryland law were rescinded or if we were to opt in to the classified board or other provisions of Subtitle 8, these provisions of the MGCL could have similar anti-takeover effects.

No Material Accounting Impact

There is no material accounting impact of the change in the Company’s state of incorporation from Nevada to Maryland.

Dissenters’ Rights

Shareholders of a Nevada corporation have the right, in limited circumstances, to dissent from certain corporate actions, including the consummation of the conversion of such corporation to a corporation existing under the laws of another jurisdiction, in this case Maryland, and obtain a payment in the amount of the fair value of their shares. Pursuant to NRS 92A.300 et seq., shareholders of the Company who did not execute a written consent approving the Maryland Conversion and who give the required notice are entitled to dissent and obtain payment of the fair value of their shares pursuant to the Nevada statutes set forth herein upon the effectiveness of the Maryland Conversion. The material requirements for a shareholder to properly exercise his, her or its rights, and the limitations thereof, are set forth in Annex D.

FAILURE TO FOLLOW THE STEPS REQUIRED BY NRS 92A.300 ET SEQ. (“DISSENTER’S RIGHTS”) FOR PERFECTING DISSENTERS’ RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS. IN VIEW OF THE COMPLEXITY OF THE DISSENTER’S RIGHTS OF THE NRS, YOU SHOULD CONSULT YOUR LEGAL ADVISOR PRIOR TO EXERCISING YOUR DISSENTERS’ RIGHTS THEREUNDER.

A shareholder may assert Dissenter’s Rights as to fewer than all of the shares registered in his or her name only if he or she dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder of record asserts Dissenter’s Rights. The rights of a partial dissenter are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different shareholders. A beneficial shareholder may assert Dissenter’s Rights as to shares held on his or her behalf only if the beneficial shareholder: (a) submits to the corporation the written consent of the shareholder of record to the dissent not later than the time the beneficial shareholder asserts Dissenter’s Rights, and (b) does so with respect to all shares of which he or she is the beneficial shareholder or over which he or she has power to direct the vote.

If a proposed Corporate Action creating Dissenter’s Rights is submitted to a vote at a shareholder’s meeting, the notice of the meeting must state that shareholders are, are not or may be entitled to assert Dissenter’s Rights under the applicable statutes. If the corporation concludes that Dissenter’s Rights are or may be available, a copy of the applicable statutes, inclusive, must accompany the meeting notice sent to those record shareholders entitled to exercise dissenter’s rights.  However, if the Corporate Action creating Dissenter’s Rights is taken by written consent of the shareholder or without a vote of the shareholders, the corporation shall notify in writing all shareholders entitled to assert Dissenter’s Rights that the action was taken and send them the Dissenter’s Notice described in NRS 92A.430 (the “Dissenter’s Rights Notice”). If a proposed Corporate Action creating Dissenter’s Rights is taken by written consent of the shareholders, a shareholder who wishes to assert Dissenter’s Rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series. A shareholder who does not satisfy the requirements, above, is not entitled to payment for his or her shares under Nevada law.

The Dissenter’s Rights Notice shall be delivered to all shareholders of record entitled to assert Dissenter’s Rights in whole or in part, and any beneficial shareholder who has previously asserted Dissenter’s Rights.  The notice must be sent no later than ten (10) days after the effective date of the Corporate Action, in our case, ten (10) days after March 2, 2015, and must (a) state where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited, (b) inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received, (c) supply a form for demanding payment that includes the date of the first announcement to the news media or to the shareholders of the terms of the proposed action and requires that the person asserting Dissenter’s Rights certify whether or not the person acquired beneficial ownership of the shares before that date, (d) set a date by which the corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the shareholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date, and (e) be accompanied by a copy of NRS 92A.300 et al.

A shareholder who receives a Dissenter’s Notice and who wishes to exercise dissenter’s rights must (a) demand payment, (b) certify whether the shareholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the Dissenter’s Notice for this certification, and (c) deposit the shareholder’s certificates, if any, in accordance with the terms of the Dissenter’s Notice. If a shareholder fails to make the certification required by (b), above, the corporation may elect to treat the shareholder’s shares as after-acquired shares under NRS 92A.470 (discussed below). Once the shareholder deposits his or her certificates or, in the case of uncertified shares makes demand for payment, that shareholder loses all rights as a shareholder, unless the shareholder timely withdraws by notifying the corporation in writing by the date set forth in the Dissenter’s Notice. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent. The shareholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the Dissenter’s Notice, is not entitled to payment for his or her shares. Furthermore, the corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

Payment for Shares. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the corporation shall pay in cash to each dissenter who complied with notice provisions, the amount the corporation estimates to be the fair value of the dissenter’s shares, holding par value of $0.00001, plus accrued interest. The obligation of the corporation under this subsection may be enforced by the district court of the county where the corporation’s registered office is located, or at the election of any dissenter residing or having its principal or registered office in Nevada, of the county where the dissenter resides or has its principal or registered office. The payment must be accompanied by (a) the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, a statement of income for that year, a statement of changes in the shareholder’s equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any, (b) a statement of the corporation’s estimate of the fair value of the shares, and (c) a statement of the dissenter’s rights to demand payment and that if any such shareholder does not do so within the period specified, such shareholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations.

Withholding Payment for After Acquired Shares. Under NRS 92A.470, a corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the shareholders of the terms of the Proposed Action. To the extent the corporation elects to withhold payment, within thirty (30) days after receipt of a demand for payment, the corporation shall notify the specific dissenters (a) of the information set forth in subparagraph (a) in the section titled Payment for Shares, above, (b) the corporation’s estimate of fair value, (c) that they may accept the corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal, (d) that those shareholders who wish to accept such an offer must so notify the corporation of their acceptance of the offer within thirty (30) days after receipt of such offer, and (e) that those shareholders who do not satisfy the requirements for demanding appraisal shall be deemed to have accepted the subject corporation’s offer. Within ten (10) days after receiving the shareholder’s acceptance, the corporation shall pay in cash the amount offered to each shareholder who agreed to accept the corporation’s offer in full satisfaction of the shareholder’s demand. Within forty (40) days after sending the notice, the corporation shall pay in cash the amount offered to each shareholder.

Objection to Fair Value. A dissenter paid who is dissatisfied with the amount of the payment may notify the corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment made by the corporation. A dissenter offered payment pursuant to NRS 92A.470, above, who is dissatisfied with the offer may reject the offer, and demand payment of the fair value of his or her shares and interest due. A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest within thirty (30) days after receiving the corporation’s payment or offer of payment, and is entitled only to the payment made or offered.  NRS 92A.490 and NRS 92.500 deal with legal proceedings in determining fair value, and assessment of costs and fees in legal proceedings, respectively.

NOTICE

            The Maryland Conversion was approved by the Board and the Majority Shareholders on March 2, 2015. The Maryland Conversion is expected to become effective on or prior to March 30, 2015. A shareholder who wishes to obtain payment for such shareholder’s shares of Common Stock (such shareholder, a “Dissenting Shareholder”) must demand payment by (i) submitting a demand for payment in writing (a “Payment Demand”), and (ii) depositing such shareholder’s certificate(s) for certificated shares with the Company’s corporate address identified herein, attention: Chief Financial Officer.

A shareholder may assert Dissenter’s Rights as to fewer than all of the shares registered in his or her name only if he or she dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder of record asserts Dissenter’s Rights.  If you own your shares through a broker, the broker should contact our Chief Financial Officer, Bill Deegan, at the number and address above.

The Company must receive Payment Demands and certificates for certificated shares no later than April ___, 2015.

The Dissenter’s Rights statutes under Nevada law are attached at Annex D. In addition to providing the demand for payment, the shareholder must certify whether the shareholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the Dissenter’s Notice for this certification, and deposit the shareholder’s certificates, if any, in accordance with the terms of the Dissenter’s Notice. If a shareholder fails to make the certification required by (b), above, the corporation may elect to treat the shareholder’s shares as after-acquired shares under NRS 92A.470 (discussed above).

A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent. The shareholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the Dissenter’s Notice, is not entitled to payment for his or her shares.

Upon receipt of a demand for payment from a Dissenting Shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing such Dissenting Shareholder’s shares of Common Stock, such Dissenting Shareholder will be prohibited from transferring any such shares for which such Dissenting Shareholder is demanding payment.

The foregoing summary of the provisions of The Dissenter’s Rights is not intended to be a complete statement of the law pertaining to dissenters’ rights under The Dissenter’s Rights, which is attached to this Information Statement as Annex D.

Effective Date of the Maryland Conversion

The Maryland Conversion will become effective upon the filing of the Articles of Conversion and the Maryland charter with, and their acceptance for record by, the State Department of Assessments and Taxation of Maryland and the filing of the Statement of Conversion with the Secretary of State of the State of Nevada or at a later date and time specified in the Articles of Conversion. We intend to file the Articles of Conversion in the form attached hereto as Annex A and the Maryland charter in the form attached hereto as Annex B with the State Department of Assessments and Taxation of Maryland promptly after the 20-day period following the date on which this Information Statement is first mailed to our shareholders.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Affinity Mediaworks Corp., Inc., at the address identified herein, attention: Chief Executive Officer.

If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors,

/s/ Sean Zarinegar
Chairman and Chief Executive Officer

Annex A

Articles of Conversion

[See attached]

ARTICLES OF CONVERSION

Converting

Affinity Mediaworks Corp. Inc.
a Nevada corporation
to

American Housing Income Trust, Inc.

a Maryland corporation

THIS IS TO CERTIFY THAT:

Article I.

Affinity Mediaworks Corp, Inc. is a Nevada corporation formed on December 17, 2007 (the "Converting Corporation") and, by virtue of these Articles of Conversion and Articles of Incorporation filed for  the  record  herewith, is  converting  (the "Conversion'')  to  American Housing Income Trust, Inc.,  a corporation  formed  under  the  general  laws  of  the  State  of  Maryland  (the  "Converted Corporation"), on the terms and conditions set forth herein..

Article II.

Upon  the  completion  of  the  Conversion  in  accordance  with  the Maryland General Corporation  Law  ("MGCL")   and  the  Nevada  Revised  Statutes  ("NRS"), the Converted Corporation shall, for all purposes of the laws of the State of Maryland, continue as the same entity as the Converting Corporation, and the Conversion will have the effects set forth herein and in the MGCL and NRS.  Upon the completion of the Conversion:

(a) Each outstanding share of common stock of the Converting Corporation, par value $0.0001 per share (the "Converting Corporation Common Stock"), shall without any action on  the  part  of  the  any  shareholder of  the  Converting  Corporation,  be converted  into and exchanged for one share of common stock of the Converted Corporation, par value $0.01 per share.

(b) Each outstanding share of preferred stock of the Converting Corporation, par value $0.0001 per share (the “Converting Corporation Preferred Stock”), shall without any action on the part of the shareholder of the Converting Corporation, be converted into an exchanged for one share of preferred stock of the Converted Corporation, par value $0.0001 per share.

(c) No shares of stock of the Converting Corporation of any class or series other than the Converting Corporation Common Stock and Converting Corporation Preferred Stock are issued or outstanding.

Article III.

The terms and conditions of the Conversion were advised, authorized and approved by the Converting Corporation in the manner and by the vote required by the laws of the State of Nevada and the certificate of incorporation and Bylaws of the Converting Corporation.

Article IV.

These Articles of Conversion shall become effective on _________________, 2015.

Article V.

The undersigned acknowledges these Articles of Conversion to be the act and deed of the Converting Corporation and, further, as to all matters or facts required to be verified under oath, the undersigned acknowledge that, to the best of their knowledge, information and belief, these matters and facts relating to the Converting Corporation are true in all material respect and this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, the undersigned have duly executed and attested on behalf of the Converting Corporation as of the _________day of __________________, 2015.

Affinity Mediaworks Corp. Inc.
Attest:	a Nevada corporation

Joanna Kirby, Secretary	Sean Zarinegar, President

Return Address of filing party:
Anthony R Paesano
Paesano Akkashian, PC
7457 Franklin Road, Suite 200
Bloomfield Hills, Michigan 48301

Annex B

Maryland Charter

[See attached]

AMERICAN HOUSING INCOME TRUST, INC.

ARTICLES OF INCORPORATION

THIS IS TO CERTIFY THAT:

ARTICLE I

INCORPORATOR

The undersigned, Sean Zarinegar, whose address is 34225 North 27th Drive, Building 5, Phoenix, Arizona 85058, being at least 18 years of age, by these Articles of Incorporation and by Articles of Conversion effective as of __________________, 2015 does hereby convert Affinity Mediaworks Corp, Inc, a Nevada corporation formed on December 17, 2007 (the "Converting Corporation"), into a corporation formed under the general laws of the State of Maryland.

ARTICLE II

NAME

The name of the corporation (the "Corporation") is:

American Housing Income Trust, Inc.

ARTICLE III

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, pursuing operations as and engaging in business as a REIT (as hereinafter defined) under the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code")) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.  For purposes of these Articles of Incorporation (the "Charter"), "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

ARTICLE IV

PRINCIPAL OFFICE IN MARYLAND AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o National Registered Agents, Inc of MD, 351 West Camden Street, Baltimore, Maryland 21201.  The name and address of the resident agent of the Corporation in the State of Maryland is Kerry Shortall, 351 West Camden Street, Baltimore, Maryland 21201.  The  resident  agent  is  a  citizen  of  and  resides  in  the  State of Maryland.

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE SHAREHOLDERS AND DIRECTORS

Section 5.1  Number of Directors.   The business and affairs of the Corporation shall be managed under the direction of the board of directors of the Corporation (the "Board of Directors").  The number of directors of the Corporation shall be one at inception, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the "Bylaws"), but shall never be less than the minimum number required by the MGCL.  The name of the director serving until the next annual meeting of shareholders and until their successors are duly elected and qualify is Sean Zarinegar.

Any vacancy on the Board of Directors may be filled in the manner provided in the Bylaws.   The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-802(b) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Stock (as defined in Section 6.1), any and all vacancies on the Board of Directors may be filled only by the affirmative vote of  a  majority  of  the  remaining  directors  in  office, even  if  the  remaining  directors  do  not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until his or her successor is duly elected and qualifies.

Section 5.2   Extraordinary Actions.  Except as specifically provided in Section 5.8 (relating to removal of directors) and in the last sentence of Article VIII, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 5.3  Authorization by Board of Stock Issuance.  The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.4  Preemptive  Rights  and  Appraisal  Rights.    Except  as  may  be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any  preemptive  right  to  purchase  or  subscribe  for  any  additional  shares  of  stock  of  the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting shareholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.  Notwithstanding the foregoing, in the event the Corporation is subject to the Maryland Control Share Acquisition Act, holders of shares of stock of the Corporation shall be entitled to exercise rights of an objecting shareholder under Section 3-708(a) of the MGCL.

Section 5.5.  Indemnification.  (a) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of the ultimate entitlement to indemnification to, (i) any individual who is a present or former director or officer of the Corporation or (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, partnership, joint  venture, trust, limited liability company, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any of the foregoing capacities.   The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

(b) The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any person described in the preceding paragraph against any liability which may be asserted against such person.

(c) The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the maximum extent permitted  by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in such person's  official capacity and as to action in another capacity while holding such office.

Section 5.6   Determinations by Board.    The determination  as  to  any  of  the following matters, made by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock:  the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, cash flow, funds from operations, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the  propriety  thereof  (whether  or  not  any  obligation  or  liability  for  which  such  reserves  or charges  shall  have  been  created  shall  have  been  paid  or  discharged);   any  interpretation   or resolution  of any ambiguity  with respect  to any  provision  in the Charter  (including  any of the terms, preferences,  conversion  or other rights, voting powers or rights, restrictions,  limitations as to dividends  or other  distributions, qualifications or terms  or conditions  of redemption  of any class or series of stock of the Corporation) or of the Bylaws;  the fair value, or any sale, bid or asked  price  to  be applied  in determining  the  fair  value,  of  any  asset  owned  or  held  by  the Corporation  or of any shares of stock of the Corporation;  the number  of shares of stock of any class or series of the Corporation; any matter relating to the acquisition,  holding and disposition of any assets  by the Corporation; or any other  matter relating  to the business and affairs  of the Corporation  or required or permitted by applicable law, the Charter or the Bylaws or otherwise to be determined  by the Board of Directors.

Section 5.7  REIT Qualification.  The Board of Directors, without any action by the shareholders of the Corporation, shall have the authority to cause the Corporation to elect to be taxed as a REIT for federal income tax purposes.  Following any such election, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be taxed as a REIT for federal  income tax purposes, the Board of Directors,  without any action by the shareholders of the Corporation, may revoke or otherwise  terminate  the Corporation's REIT election pursuant to Section 856(g) of the Code.  In addition, the Board of Directors, without any action by the  shareholders of the Corporation, shall  have and may exercise, on  behalf  of the Corporation, without  limitation,  the power to determine  that compliance  with any restriction or limitation  on stock  ownership  and transfers  set forth  in Article  VII of the Charter  is no longer required in order for the Corporation  to qualify as a REIT.

Section 5.8   Removal  of Directors.   Subject to the rights of holders of one or more classes or series of stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause, and then only by the affirmative vote of holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, "cause" shall  mean,  with  respect  to  any  particular  director,  conviction  of  a felony  or  a final judgment  of a court  of competent  jurisdiction  holding  that  such  director  caused  demonstrable, material harm to the Corporation  through bad faith or active and deliberate dishonesty.

Section 5.9   Advisor  Agreements.  The Board  of Directors  may  authorize  the execution and performance by the Corporation  of one or more agreements  with any person, corporation,  association,  company,  trust,  partnership  (limited  or general)  or other  organization whereby, subject to the supervision  and control of the Board of Directors, any such other person, corporation,  association,  company,  trust,  partnership  (limited  or general)  or other  organization shall render or make available to the Corporation  managerial,  investment,  advisory  and/or related services,  office  space  and  other  services  and  facilities  (including,  if deemed  advisable  by the Board of Directors,  the management  or supervision  of the investments  of the Corporation) upon such terms  and conditions  as may  be provided  in such  agreement  or agreements  (including,  if deemed fair and equitable by the Board of Directors, the compensation payable thereunder  by the Corporation).

ARTICLE VI

STOCK

Section 6.1 Authorized    Shares. The   Corporation    has   authority   to   issue 510,000,000 shares  of stock,  consisting  of  500,000,000 shares  of  Common  Stock,  $0.01  par value per share ("Common  Stock"),  and 10,000,000 shares of Preferred  Stock, $0.0001 par value per share ("Preferred  Stock").  If shares of one class of stock are classified  or reclassified  into shares of another  class  of stock  pursuant  to  Sections  6.2,  6.3  or  6.4  of  this  Article  VI,  the  number  of authorized shares of the former class shall be automatically decreased and the number of shares of  the  latter  class  shall  be automatically increased,  in each  case  by the  number  of  shares  so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation  has authority  to issue shall not be more than the total  number of shares of stock set forth  in the  first  sentence  of this  paragraph. The Board of Directors, with the approval of a majority of the entire Board of Directors, and without any action by the shareholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 6.2      Common   Stock.     Subject  to  the  provisions   of  Article  VII  and except  as may otherwise  be specified  in the Charter,  each  share of Common  Stock  shall entitle the holder  thereof  to one  vote.   The Board of Directors  may reclassify  any  unissued  shares  of Common  Stock from time to time into one or more classes or series of stock.

Section 6.3      Preferred   Stock.   The   Board   of   Directors   may   classify   any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, into one or more classes or series of stock.

Section 6.4      Classified  or Reclassified  Shares.   Prior to issuance of classified or reclassified  shares of any class or series, the Board of Directors  by resolution shall:  (a) designate that class or series to distinguish  it from all other classes  and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change,  subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation  outstanding  at the time, the preferences, conversion or other  rights,  voting  powers (including   voting   rights  exclusive   to  such  class  or  series),   restrictions   (including,  without limitation, restrictions on transferability), limitations as to dividends or other distributions, qualifications and terms and conditions  of redemption  for each class or series; and (d) cause the Corporation  to file  articles  supplementary with  the SDAT.    Any  of the terms  of any  class  or series of stock set or changed  pursuant  to clause (c) of this Section  6.4 may be made dependent upon facts or events ascertainable outside  the Charter (including  determinations by the Board of Directors  or other  facts  or events  within  the control  of the  Corporation) and  may  vary among holders thereof,  provided  that the manner in which such facts, events or variations  shall operate upon  the terms of such class  or series  of stock  is clearly  and expressly  set forth  in the articles supplementary or other Charter document.

           Section 6.5     Distributions.    The Board of  Directors  from  time  to  time  may authorize and the Corporation may pay to its shareholders such dividends or other distributions in cash or other property, including in shares of one class of the Corporation's  stock payable to holders of shares of another class of stock of the Corporation, as the Board of Directors in its discretion shall determine.

Section 6.6     Charter and Bylaws.  The rights of all shareholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

ARTICLE VII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1     Definitions.   For the purpose of this Article VII, the following terms shall have the following meanings:

Beneficial Ownership.  The term "Beneficial Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(l )(B) and 856(h)(3)(A)   of   the   Code. The terms   "Beneficial Owner," "Beneficially Owns"  and "Beneficially Owned" shall have the correlative meanings.

Benefit Plan Investor.  The term "Benefit Plan Investor" shall mean any holder of Equity  Shares  that  is a "benefit  plan  investor" within  the  meaning of  Section  3(42)  of  the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Business  Day.    The  term  "Business  Day"  shall  mean  any  day,  other  than  a Saturday or a Sunday that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized or required by law, regulation or executive order to close.

Capital Stock.  The term "Capital Stock" shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Charitable Beneficiary.   The term "Charitable Beneficiary" shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Charitable Trust.  The term "Charitable Trust" shall mean any trust provided for in Section 7.3.I.

Constructive  Ownership.     The term "Constructive Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section "Constructively Owned" shall have the correlative meanings.

Controlling Person.  The term "Controlling Person" shall mean a Person who has discretionary  authority  or  control  with  respect  to  the  assets  of  the  Trust  or  who  provides investment advice for a fee (direct or indirect) with respect to such assets, and any affiliate of such Person.

Domestically-Controlled Initial Date.  The term "Domestically-Controlled Initial Date" shall mean the date on which the Board of Directors determines, in its sole discretion, that the restrictions in Sections 7.2.l(a)(viii)  and (ix) of this Article VII should commence and set forth in a certificate of notice filed with the SDAT.

Excepted Holder.  The term "Excepted Holder" shall mean a Person for whom an Excepted Holder Limit is created by the Charter or by the Board of Directors pursuant to Section 7.2.7.

Excepted Holder Limit.  The term "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Charter or by the Board of Directors pursuant to Section 7.2.7 and subject to adjustment pursuant to Section 7.2.8, the percentage limit established for an Excepted Holder by the Charter or by the Board of Directors pursuant to Section 7.2.7.

Initial Date.  The term "Initial Date" shall mean the date on which the Board of Directors determines, in its sole discretion, that the restrictions in this Article VII other than the restrictions in Sections 7.2.1(a)(viii) and (ix) should commence and set forth in a certificate of notice filed with the SDAT.

Insignificant Participation Exception.   The term "Insignificant Participation Exception" shall mean the exception to the Plan Asset Regulations which provides that a Benefit Plan Investor's assets will not include any of the underlying assets of an entity in which it invests if at all times less than 25% of the value of each class of equity interests in the entity is held by Benefit Plan Investors, disregarding equity interests held by Controlling Persons (other than Controlling Persons which are Benefit Plan Investors).

Market Price.  The term ''Market Price" on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date.  The "Closing Price'" on any date shall mean the last reported sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the  principal  consolidated  transaction  reporting  system  with  respect  to  securities  listed  or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determine Non-U.S. Event.  The term "Non-U.S. Event" shall have the meaning given in Section 7.2.l(a)(ix) hereof.

Non-U.S. Person.  The term "Non-U.S. Person" shall mean a Person other than a U.S. Person named by the Board of Directors.

NYSE.  The term "NYSE" shall mean the New York Stock Exchange or any successor stock exchange thereto.

One Hundred Shareholders Date.   The term "One  Hundred Shareholders Date" shall mean the first date on which Capital Stock is beneficially owned by 100 or more Persons within the meaning of Section 856(a)(5) of the Code without regard to Section 856(h)(2) of the Code.

Person.   The term "Person" shall mean an individual, corporation, partnership, limited  liability  company,  estate,  trust  (including  a trust  qualified  under  Sections  40l(a) or 50 I (c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a "group" as that term is used for purpos1;!S of Rule 13d-5(b) or Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Plan Asset Regulations.   The term "Plan Asset Regulations" shall mean Section 2510.3-101 of the regulations of the Department of Labor, as amended.

Prohibited Owner.  The term "Prohibited Owner" shall mean, with respect to any purported Transfer (or other event), any Person who but for the provisions of Section 7.2.1, would Beneficially Own or Constructively Own shares of Capital Stock in violation of the provisions of Section 7.2.l(a),  and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares of Capital Stock that the Prohibited Owner would have so owned.

Publicly Offered Securities.   The term "Publicly  Offered Securities" shall have the  meaning  provided  in  Section  2510.3-101(b)(2)  of  the  Plan  Asset  Regulations,  or  any successor regulation thereto.

Restriction  Termination  Date.   The term "Restriction  Termination  Date" shall mean the first day after the Initial Date on which the Board of Directors determines pursuant to Section 5.7 of the Charter that it is no longer in the best interests of the Corporation to be taxed as  a  REIT  for  federal  income  tax  purposes  or  that  compliance  with  the  restrictions  and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Stock Ownership Limit.  The term “Stock Ownership Limit” shall mean nine and eight-tenths percent (9.8%) in value or in number of shares, whichever is more restrictive, of the outstanding shares of any class or series of Capital Stock of the Corporation excluding any outstanding shares of Capital Stock not treated as outstanding for federal income tax purposes, or such other percentage determined from time to time by the Board of Directors in accordance with Section 7.2.8 of the Charter.

TRS.           The term "TRS" shall mean a taxable  REIT subsidiary  (as  defined  in Section 856(1) of the Code) of the Corporation.

Transfer.   The term "Transfer" shall mean any issuance, sale, transfer, gift, assignment,  devise or other disposition, as well as any other event that causes any Person to acquire or change such Person's percentage of Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right, and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary  or  involuntary,  whether  owned  of  record,  Constructively  Owned  or  Beneficially Owned  and  whether  by  operation  of  law  or  otherwise. The terms  "Transferring"   and "Transferred" shall have the correlative meanings.

Trustee.  The term "Trustee" shall mean the Person unaffiliated with both the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Charitable Trust.

U.S. Person.  The term "U.S. Person" means a Person defined as a "United States Person" in Section 770l(a)(30) of the Code.

Section 7.2                      Capital Stock.

Section 7.2.1   Ownership Limitations.

 (a)           Basic Restrictions.

(i)        During the period commencing  on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4 and except as provided in Section 7.2.7 hereof, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own  shares  of  Capital  Stock  in excess  of  the  Stock  Ownership  Limit.   No Excepted  Holder  shall  Beneficially  Own  or  Constructively  Own  shares  of  Capital  Stock  in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)       During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4 and except as provided in Section 7.2.7 hereof, no Person shall Beneficially Own shares of Capital Stock to the extent that such Beneficial Ownership of Capital Stock would result in the Corporation being "closely held"  within  the  meaning  of  Section  856(h)  of  the  Code  (without  regard  to  whether  the ownership interest is held during the last half of a taxable year).

(iii)      During the period commencing on the One Hundred Shareholders Date and prior to the Restriction Termination Date, but subject to Section 7.4 and except  as  provided  in Section  7.2.7  hereof, any Transfer  of shares  of  Capital Stock that,  if effective, would result in the Capital Stock being beneficially owned by less than one hundred (100) Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Capital Stock.

(iv)      During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4 and except as provided in Section  7.2.7  hereof, no Person shall  Beneficially  Own  or Constructively  Own  shares of Capital Stock to the extent such Beneficial Ownership or Constructive Ownership would cause the Corporation to Constructively Own the percent (10%) or more of the ownership interests in a tenant (other  than a TRS) of the Corporation's  real property  within the• meaning of Section 856(d)(2)(B) of the Code.

(v)       During the period commencing on the Initial Date and  prior  to  the  Restriction  Termination  Date,  but  subject  to  Section  7.4  no  Person  shall Beneficially  Own  or  Constructively  Own  shares  of  Capital  Stock  to  the  extent  that  such Beneficial Ownership or Constructive Ownership would otherwise cause the Corporation to fail to qualify as a REIT under the Code, including, but not limited to, as a result of any "eligible independent  contractor"  (as  defined  in  Section  856(d)(9)(A)  of  the  Code)  that  operates  a "qualified  lodging facility" (as defined in Section 856(d)(9)(D)(i) of the Code), on behalf of a TRS failing to qualify as such.

(vi)      Subject  to Section  7.4 and  except  as  provided  in Section 7.2.7 hereof, during the period commencing on the Initial Date and prior to the date that either  (i) each  outstanding  class  of Capital  Stock of  the Corporation  qualifies  as a class of Publicly-Offered Securities or (ii) the Corporation qualifies for another exception to the Plan Asset Regulations (other than the Insignificant Participation Exception), Benefit Plan Investors shall not Beneficially Own twenty-five percent or more of any class of Equity Shares of the Corporation,  disregarding  any  shares  held  by  Controlling  Persons  (other  than  Controlling Persons that are Benefit Plan Investors).

(vii)     Subject  to Section  7.4 and  except  as  provided  in Section 7.2.7 hereof, during the period commencing on the Initial Date and prior to the date that either  (i) each  outstanding  class of Capital  Stock  of the Corporation  qualifies  as a class  of Publicly-Offered Securities or (ii) the Corporation qualifies for another exception to the Plan Asset Regulations (other than the Insignificant Participation Exception), no Person shall Transfer Capital Stock unless such Person obtains from its transferee a representation and agreement that (A) its transferee is not (and will not be), and is not acting on behalf of, a Benefit Plan Investor and (B) such transferee will obtain from its transferee the representation and agreement set forth in this sentence (including without limitation clauses (A) and (B)).

                                           (viii)  During   the   period   commencing   on   the Domestically-Controlled  Initial Date but subject to Section 7.4, any Transfer of Capital Stock shall be void ab initio as to the Transfer of such Capital Stock if, as a result of such Transfer, the fair market  value of Capital Stock  owned  directly  or  indirectly  by Non-U.S. Persons  would comprise 50% or more of the fair market value of the issued and outstanding Capital Stock of the Corporation; and such Non-U.S. Person shall acquire no rights in such Capital Stock.

(ix)   During   the   period   commencing   on   the Domestically-Controlled Initial Date but subject to Section 7.4, if there is an event other than those described in Section 7.2.1(a)(viii) (a "Non-U.S. Event") that would result in the fair market value of Capital Stock owned directly or indirectly by Non-U.S.  Persons comprising  50% or more of the fair market value of the issued and outstanding Capital Stock of the Corporation, then Capital Stock owned directly or indirectly by Non-U.S. Persons shall be transferred to a Charitable Trust as described in Section 7.2(b) to the extent necessary to eliminate such excess ownership. Such transfer shall be effective as of the close of business on the business day prior to the date of the Non-U.S. Event. In determining which share of Capital Stock are transferred to a Charitable Trust, Capital Stock owned directly or indirectly by any Non-U.S. Person who caused the Non-U.S.  Event  to  occur  shall  be  transferred  before  any  Capital  Stock  not  so  held  is transferred. If similarly situated Persons exist, the exchange shall be pro rata. If the Non-U.S. Event was not caused by a Non-U.S. Person, Capital Stock owned directly or indirectly by Non U.S. Persons shall be chosen by random lot and transferred to a Charitable Trust until Non-U.S. Persons do not own directly or indirectly 50% or more of the issued and outstanding Capital Stock.

(b)       Transfer in Trust/Transfer Void Ab Initio.  If any Transfer of shares of Capital Stock (or other event) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i), (ii), (iv), (v), (vi), (vii) or (ix).

(i)        then that number of shares of the Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i), (ii), (iv), (v), (vi), (vii) or (ix) (rounded up to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer (or other event), and such Person shall acquire no rights in such shares of Capital Stock; or

(ii)       if the transfer to the Charitable Trust described in clause (i) of this Section 7.2.1(b) would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i), (ii), (iv), (v), (vi), (vii) or (ix), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i), (ii), (iv), (v), (vi), (vii) or (ix) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 7.2.2   Remedies for Breach.  If the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 7.2.1  or that a Person intends to acquire or. has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors or a committee thereof or other designees if permitted by the MGCL shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares of Capital Stock, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Charitable Trust described above, or, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof or other designee if permitted by the MGCL.

Section 7.2.3  Notice of Restricted Transfer.  Any Person who acquires or attempts or  intends to acquire Beneficial  Ownership  or Constructive Ownership  of shares of Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares  of  Capital  Stock  that  resulted  in  a  transfer  to  the  Charitable  Trust  pursuant  to  the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least fifteen (15) days prior  written  notice,  and  shall  provide  to  the Corporation  such  other  information  as  the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation's  status as a REIT.

Section 7.2.4   Owners Required To Provide Information.  From the Initial Date and prior to the Restriction Termination Date:

(a)           Every   Person that Beneficially Owns more than five percent (5%) (or such lower percentage required by the Code or the Treasury Regulations promulgated thereunder) in number or value of the outstanding shares of Capital Stock, within thirty (30) days after the end of each taxable year, shall give written notice to the Corporation stating (i) the name and address of such owner, (ii) the number of shares of Capital Stock Beneficially Owned and (iii) a description of the manner in which such shares are held.  Each such owner shall provide to the Corporation such additional information as the Corporation may request  in  order  to  determine  the  effect,  if  any,  of  such  Beneficial   Ownership  on  the Corporation's  status as a REIT and to ensure compliance with the Stock Ownership Limit; and

(b)       Each  Person who  is a Beneficial  Owner  or Constructive Owner of Capital Stock and each Person (including the shareholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation's  status as a REIT and to comply with requirements of any taxing authority or governmental  authority or to determine: such compliance  and  to ensure  compliance  with  the Stock Ownership Limit.

Section 7.2.5  Remedies Not Limited.  Nothing contained in this Section 7.2 shall limit the authority  of the Board of Directors to take such other  action as it deems necessary or advisable to (i) subject to Section 5.7 of the Charter, protect the Corporation and the interests of its shareholders in preserving the Corporation's  status as a REIT or (ii) avoid having the assets of the Corporation  being considered  to be "plan  assets" (within the meaning of the Plan Asset Regulations) of any shareholder.

Section 7.2.6  Ambiguity.   In the case of an ambiguity in the application of any of the provisions of this Article VII, including any definition contained in Section 7.I of this Article VII, the Board of Directors shall have the power to determine the application of the provisions of this Article VII with respect to any situation based on the facts known to it at such time.  In the event Section 7.2 or 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine  the action to be taken  so long as such action  is not contrary to the provisions  of  Sections  7.I,  7.2 or  7.3.    Absent a decision  to  the contrary  by the  Board of Directors (which  the Board of Directors  may make  in its sole and  absolute  discretion),  if a Person  would  have  (but  for  the  remedies  set  forth  in  Sections  7.2.1  and  7.2.2)  acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of Section 7.2.1, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been actually owned  by such Person, and second to shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

Section 7.2.7  Exceptions.

(a)           (i)  The  Board  of  Directors,  in  its  sole  discretion,  may exempt  (prospectively  or  retroactively)  a  Person  from  the  restrictions  contained  in  Section 7.2.1(a)(i), (ii), (iv), (vi) or (vii) as the case may be, and may establish or increase an Excepted Holder Limit for such Person if the Board of Directors obtains such representations, covenants and  undertakings as the Board of Directors  may deem appropriate  in order to conclude that granting the exemption and/or establishing or increasing the Excepted Holder Limit, as the case may be, will not cause the Corporation to lose its status as a REIT in the case of an exemption or Excepted Holder Limit relating to Section 7.2.l(a)(i), (ii) and (iv) or cause any assets of the Corporation to be deemed "plan assets" for purposes of ERISA or the Plan Asset Regulations in the case of an exemption relating to Section 7.2.1(a)(vi) and (vii).

(b)           Prior   to   granting   any   exception   pursuant   to   Section 7.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case in fom1 and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to (i) determine or ensure the Corporation's  status as a REIT or (ii) in the case of an exception from Section 7.2.l(a)(vi) or (vii), determine that the Corporation will not fail to qualify for the Insignificant Participation Exception  or another  applicable  exception  to  avoid  having the assets  of the  Corporation  be deemed "plan assets" for the purposes of ERISA or the Plan Asset Regulations.  Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)           Subject to Section 7.2.l(a)(ii),  (iv) and (v), an underwriter, placement agent or initial purchaser that participates in a public offering, a private placement or other private offering  of Capital Stock (or securities  convertible into or exchangeable for Capital Stock)  may  Beneficially  Own  or  Constructively  Own  shares  of  Capital  Stock  (or  securities convertible into or exchangeable for Capital Stock)  in excess of the Stock Ownership Limit, but only  to the extent  necessary  to facilitate such  public  offering,  private  placement  or immediate resale of such Capital  Stock and provided  that the restrictions  contained  in Section  7.2.1 (a) will not  be  violated   following   the  distribution   by  such  underwriter,   placement   agent  or  initial purchaser  of such shares of Capital Stock.

Section 7.2.8   Change in  Stock  Ownership Limit  and  Excepted  Holder Limits.

(a)  The  Board  of  Directors  may  from  time  to  time  increase  or  decrease   the  Stock Ownership   Limit;  provided,   however,   that  a  decreased   Stock  Ownership Limit  will  not  be effective  for  any  Person  whose  percentage  ownership   of  Capital  Stock  is  in  excess  of  such decreased  Stock Ownership Limit until such time as such Person's percentage  of Capital  Stock equals or falls below the decreased  Stock Ownership  Limit, but until such time as such Person's percentage  of  Capital  Stock  falls  below  such  decreased  Stock  Ownership  Limit,  any  further acquisition  of Capital  Stock  will  be in violation  of the  Stock  Ownership Limit  and,  provided further,  that the new Stock  Ownership  Limit  would  not allow  five or fewer  individuals  (taking into account  all  Excepted  Holders)  to Beneficially   Own  more  than  forty-nine  and  nine-tenths percent (49.9%)  in value of the outstanding  Capital Stock.

(b) The  Board  of  Directors  may  only  reduce  the Excepted  Holder  Limit  for  an Excepted  Holder:  (1)  with  the  written  consent  of  such  Excepted   Holder  at  any  time,  or  (2) pursuant to the terms and conditions  of the agreements and undertakings entered  into with such Excepted  Holder  in connection  with  th1establishment  of  the  Excepted  Holder  Limit  for  that Excepted  Holder.   No Excepted Holder Limit shall be reduced to a percentage that is less than the then existing Stock Ownership Limit.

Section 7.2.9   Legend.    Each  certificate,  if any,  or any  notice  in lieu of any certificate,  for shares  of Capital  Stock  shall  bear a legend  summarizing the restrictions  on ownership  and  transfer  contained  herein.   Instead of a legend, the certificate, if any, may state that the Corporation will furnish a full statement about certain restrictions on transferability to a shareholder on request and without charge.

Section  7.3                      Transfer of Capital Stock in Trust.

Section 7.3.1   Ownership in Trust.   Upon any purported  Transfer  or other event described  in Section  7.2.1(b) that would result in a transfer  of shares of Capital  Stock to a Charitable  Trust,  such  shares  of Capital  Stock  shall  be deemed  to have  been transferred  to the Trustee  as  trustee  for  the  exclusive   benefit  of  one  or  more  Charitable   Beneficiaries.   Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.2.1(b).   The Trustee  shall be appointed  by the Corporation  and shall be  a  Person  unaffiliated   with  the  Corporation   and  any  Prohibited   Owner.     Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.

Section 7.3.2   Status of Shares Held by the Trustee.    Shares of Capital Stock held by the Trustee shall continue to be issued and outstanding shares of Capital Stock of the Corporation.   The Prohibited Owner shall have no rights in the Capital Stock held by the Trustee.   The Prohibited Owner shall not benefit economically  from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Charitable Trust. The Prohibited Owner shall have no claim, cause of action, or any other recourse whatsoever against the purported transferor of such Capital Stock.

Section 7.3.3   Dividend and Voting Rights.   The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other distribution paid to a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid with respect to such shares of Capital Stock by the Prohibited Owner to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee.  Any dividends or other distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Charitable Trust, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.   Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.

Section 7.3.4   Sale of Shares by Trustee.    Within twenty (20) days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Charitable Trust, the Trustee of the Charitable Trust shall sell the shares held in the Charitable Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a).  Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4.   The Prohibited  Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Charitable Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares  held  in  the  Charitable  Trust. The  Trustee  may  reduce  the  amount  payable  to  the • Prohibited  Owner  by the amount of dividends and other  distributions  paid to the Prohibited Owner and owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII.  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received .an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

Section 7.3.5 Purchase Right in Stock Transferred to the Trustee.  Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such dc; vise or gift) and (ii) the Market Price on the date the Corporation,  or  its designee,  accepts  such  offer.    The Corporation may reduce  the  amount payable to the Prohibited Owner by the amount of dividends and other distributions paid to the Prohibited Owner and owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII.  The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary.  The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Charitable Trust pursuant to Section 7.3.4.  Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and any dividends or other distributions held by the Trustee shall be paid to the Charitable Beneficiary.

Section 7.3.6   Designation of Charitable Beneficiaries.  By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) the shares of Capital Stock held in the Charitable Trust would not violate the restrictions set forth in Section 7.2.1 (a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under one of Sections 170(b)(l)(A), 2055 and 2522 of the Code.  Neither the failure of the Corporation  to make such designation  nor the failure of  the Corporation  to appoint  the Trustee before the automatic transfer provided for in Section 7.2.l(b)(i)  shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

Section 7.4     NYSE Transactions.  Nothing in this Article VII shall preclude the settlement  of  any  transaction  entered  into  through  the  facilities  of  the  NYSE  or  any  other national securities exchange or automated inter-dealer quotation system.   The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5     Deemed ERISA Representations.   Each purchaser and subsequent transferee of Capital Stock after the date: upon which a registration statement with respect to the Capital Stock  becomes effective, will  be deemed to have represented and  warranted that  its • purchase  of  Capital  Stock  will not constitute  (i)  a  non-exempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code or (ii) a violation of any other federal, state, local, non-U.S. or other laws or regulations applicable to such purchaser that contain one or more provisions that are substantially  similar to the prohibited  transaction  provisions of  Title I  of ERISA or Section 4975 of the Code.

Section 7.6     Enforcement.   The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.7     Non-Waiver.  No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

Section 7.8      Severability.  If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over  the  issues,  the  validity  of  the  remaining  provisions  shall  not  be  affected  and  other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court

ARTICLE VIII

AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock.   All rights and powers conferred by the Charter on shareholders, directors and officers are granted subject to this reservation.  Except as otherwise provided in the Charter and except for those amendments permitted to be made without shareholder approval under Maryland  law or  by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.  However, any amendment to Section 5.8 and Article VII or to this sentence of the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter.

ARTICLE IX

LIMITATION OF LIABILITY

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its shareholders for money damages.  Neither the amendment nor n!peal of this Article IX, nor the adoption or amendment of any other provision of the Charter or the Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge the same to be my act as of the ______ day of ________________, 2015.

/s/ Sean Zarinegar____________________

Sean Zarinegar, Incorporator

Resident Agent Consent

I hereby consent to my designation in Article IV in this document as resident agent for this corporation.

/s/ Kerry Shortall____________________

Kerry Shortall, Resident Agent

Annex C

Maryland Bylaws

[See attached]

AMERICAN HOUSING INCOME TRUST, INC.

BYLAWS

ARTICLE I

OFFICES

Section 1. PRINCIPAL OFFICE. The principal office of American Housing Income Trust, Inc., a Maryland corporation (the “Corporation”), in the State of Maryland shall be located at such place as the Board of Directors may designate.

Section 2. ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. PLACE. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set in accordance with these Bylaws and stated in the notice of the meeting.

Section 2. ANNUAL MEETING. An annual meeting of stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.

Section 3. SPECIAL MEETINGS.

(a) General. Each of the chairman of the board, chief executive officer, president and Board of Directors may call a special meeting of stockholders. Except as provided in subsection (b)(4) of this Section 3, a special meeting of stockholders shall be held on the date and at the time and place set by the chairman of the board, chief executive officer, president or Board of Directors, whoever has called the meeting. Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

(b) Stockholder-Requested Special Meetings. (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the secretary.

(2) In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”) shall be delivered to the secretary. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (b) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of stock of the Corporation which are owned (beneficially or of record) by each such stockholder and (iii) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such stockholder, (d) be sent to the secretary by registered mail, return receipt requested, and (e) be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

(3) The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

(4) In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., local time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder-Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

(5) If written revocations of the Special Meeting Request have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the secretary: (i) if the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the secretary may revoke the notice of the meeting at any time before ten days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting without acting on the matter. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

(6) The chairman of the board, chief executive officer, president or Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been received by the secretary until the earlier of (i) five Business Days after actual receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(7) For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of California are authorized or obligated by law or executive order to close.

Section 4. NOTICE. Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business, by electronic transmission or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.

Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice. The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 11(c)(3) of this Article II) of such postponement or cancellation prior to the meeting. Notice of the date, time and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this section.

Section 5. ORGANIZATION AND CONDUCT. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment or appointed individual, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting in the following order: the vice chairman of the board, if there is one, the chief executive officer, the president, the vice presidents in their order of rank and seniority, the secretary, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary, or, in the secretary’s absence, an assistant secretary, or, in the absence of both the secretary and assistant secretaries, an individual appointed by the Board of Directors or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of stockholders, an assistant secretary, or, in the absence of all assistant secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments; (e) determining when and for how long the polls should be opened and when the polls should be closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (h) concluding a meeting or recessing or adjourning the meeting, whether or not a quorum is present, to a later date and time and at a place announced at the meeting; and (i) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 6. QUORUM. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation (the “Charter”) for the vote necessary for the approval of any matter. If such quorum is not established at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

Section 7. VOTING. A plurality of all the votes, i.e. greater than 50.01%, cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share entitles the holder thereof to vote for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter. Unless otherwise provided by statute or by the Charter, each outstanding share, regardless of class, entitles the holder thereof to cast one vote on each matter submitted to a vote at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot or otherwise.

Section 8. PROXIES. A holder of record of shares of stock of the Corporation may cast votes in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

Section 9. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, limited liability company, partnership, joint venture, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, managing member, manager, general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any trustee or fiduciary, in such capacity, may vote stock registered in such trustee’s or fiduciary’s name, either in person or by proxy.

Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt by the Corporation of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

Section 10. INSPECTORS. The Board of Directors or the chairman of the meeting may appoint, before or at the meeting, one or more inspectors for the meeting and any successor to the inspector. Except as otherwise provided by the chairman of the meeting, the inspectors, if any, shall (i) determine the number of shares of stock represented at the meeting, in person or by proxy, and the validity and effect of proxies, (ii) receive and tabulate all votes, ballots or consents, (iii) report such tabulation to the chairman of the meeting, (iv) hear and determine all challenges and questions arising in connection with the right to vote, and (v) do such acts as are proper to fairly conduct the election or vote. Each such report shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Section 11. ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS.

(a) Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

(2) For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Pacific Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that in connection with the Corporation’s first annual meeting or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(3) Such stockholder’s notice shall set forth:

(i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act;

(ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(iii) as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

(A) the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

(C) whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of Company Securities for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the Company Securities, and

(D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

(iv) as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee,

(A) the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and

(B) the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

(v) the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal prior to the date of such stockholder’s notice; and

(vi) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

(4) Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).

(5) Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Pacific Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6) For purposes of this Section 11, “Stockholder Associated Person” of any stockholder shall mean (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3(a) of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(3) and (4) of this Section 11, is delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Pacific Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c) General. (1) If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

(2) Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

(3) For purposes of this Section 11, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement” shall mean disclosure (A) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (B) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4) Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, any proxy statement filed by the Corporation with the Securities and Exchange Commission pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

Section 12. CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the Charter or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law, or any successor statute (the “MGCL”), shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

Section 13. STOCKHOLDERS’ CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting (a) if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of proceedings of the stockholders or (b) pursuant to Section 2-505 of the MGCL, if the action is advised, and submitted to the stockholders for approval, by the Board of Directors and a consent in writing or by electronic transmission of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders is delivered to the Corporation in accordance with the MGCL. The Corporation shall give notice of any action taken by less than unanimous consent to each stockholder not later than ten days after the effective time of such action.

ARTICLE III

DIRECTORS

Section 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed exclusively under the direction of its Board of Directors.

Section 2. NUMBER, TENURE, QUALIFICATIONS AND RESIGNATION. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the MGCL, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Any director of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place for the holding of regular meetings of the Board of Directors without other notice than such resolution.

Section 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without other notice than such resolution.

Section 5. NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, courier or United States mail to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

Section 6. QUORUM. A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority or other percentage of a particular group of directors is required for action, a quorum must also include a majority or such other percentage of such group.

The directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum.

Section 7. VOTING. The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws. If enough directors have withdrawn from a meeting to leave fewer than required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws.

Section 8. ORGANIZATION. At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as chairman of the meeting. In the absence of both the chairman and vice chairman of the board, the chief executive officer or, in the absence of the chief executive officer, the president or, in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation, or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chairman of the meeting, shall act as secretary of the meeting.

Section 9. TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 10. CONSENT BY DIRECTORS WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each director and is filed with the minutes of proceedings of the Board of Directors.

Section 11. VACANCIES. If for any reason any or all of the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder. Until such time as the Corporation becomes subject to Section 3-804(c) of the MGCL, any vacancy on the Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum; any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors; and any individual so elected as director shall serve until the next annual meeting of stockholders and until his or her successor is elected and qualifies. At such time as the Corporation becomes subject to Section 3-804(c) of the MGCL and except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

Section 12. COMPENSATION. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor. Directors may also be parties to Board Advisory Agreements setting forth the aforementioned compensation and/or issuance of stock.  The first appointment of Directors may be approved subject to the voting provisions set forth above notwithstanding any actual, perceived or potential conflict of interest between the specific Director and the majority shareholder or majority of shareholders.

Section 13. RELIANCE. Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director or officer reasonably believes to be within the person’s professional or expert competence, or, with respect to a director, by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence.

Section 14. RATIFICATION. The Board of Directors or the stockholders may ratify and make binding on the Corporation any action or inaction by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the matter. Moreover, any action or inaction questioned in any stockholders’ derivative proceeding or any other proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board of Directors or by the stockholders, and if so ratified, shall have the same force and effect as if the questioned action or inaction had been originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.

Section 15. CERTAIN RIGHTS OF DIRECTORS AND OFFICERS. Any director or officer, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to, in addition to or in competition with those of or relating to the Corporation.

Section 16. EMERGENCY PROVISIONS. Notwithstanding any other provision in the Charter or these Bylaws, this Section 16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an “Emergency”). During any Emergency, unless otherwise provided by the Board of Directors, (i) a meeting of the Board of Directors or a committee thereof may be called by any director or officer by any means feasible under the circumstances; (ii) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television or radio; and (iii) the number of directors necessary to constitute a quorum shall be one-third of the entire Board of Directors.

ARTICLE IV

COMMITTEES

Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and one or more other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.

Section 2. POWERS. The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.

Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.

Section 4. TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 5. CONSENT BY COMMITTEES WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

Section 6. VACANCIES. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

Section 1. GENERAL PROVISIONS. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall serve until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board, the chief executive officer, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

Section 3. VACANCIES. A vacancy in any office may be filled by the Board of Directors for the balance of the term.

Section 4. CHAIRMAN OF THE BOARD. The Board of Directors may designate from among its members a chairman of the board, who shall not, solely by reason of these Bylaws, be an officer of the Corporation. The Board of Directors may designate the chairman of the board as an executive or non-executive chairman. The chairman of the board shall preside over the meetings of the Board of Directors. The chairman of the board shall perform such other duties as may be assigned to him or her by these Bylaws or the Board of Directors.

Section 5. CHIEF EXECUTIVE OFFICER. The Board of Directors may designate a chief executive officer. In the absence of such designation, the chairman of the board shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6. CHIEF OPERATING OFFICER. The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 7. CHIEF FINANCIAL OFFICER. The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 8. PRESIDENT. In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation. In the absence of a designation of a chief operating officer by the Board of Directors, the president shall be the chief operating officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

Section 9. VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the chief executive officer, the president or the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president, or vice president for particular areas of responsibility.

Section 10. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors.

Section 11. TREASURER. The treasurer shall have the custody of the funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

Section 12. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the chief executive officer, the president or the Board of Directors.

Section 13. COMPENSATION. The compensation of the officers shall be fixed from time to time by or under the authority of the Board of Directors and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a director.

ARTICLE VI

CONTRACTS, CHECKS AND DEPOSITS

Section 1. CONTRACTS. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors and executed by an authorized person.

Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

Section 3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation as the Board of Directors, the chief executive officer, the president, the chief financial officer, or any other officer designated by the Board of Directors may determine.

ARTICLE VII

STOCK

Section 1. CERTIFICATES. Except as may be otherwise provided by the Board of Directors, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in any manner permitted by the MGCL. In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates. There shall be no differences in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.

Section 2. TRANSFERS. All transfers of shares of stock shall be made on the books of the Corporation, by the holder of the shares, in person or by his or her attorney, in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed. The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of Directors that such shares shall no longer be represented by certificates. Upon the transfer of any uncertificated shares, the Corporation shall provide to the record holders of such shares, to the extent then required by the MGCL, a written statement of the information required by the MGCL to be included on stock certificates.

The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.

Notwithstanding the foregoing, transfers of shares of any class or series of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.

Section 3. REPLACEMENT CERTIFICATE. Any officer of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board of Directors has determined that such certificates may be issued. Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.

Section 4. FIXING OF RECORD DATE. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

When a record date for the determination of stockholders entitled to notice of and to vote at any meeting of stockholders has been set as provided in this section, such record date shall continue to apply to the meeting if adjourned or postponed, except if the meeting is adjourned or postponed to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting may be determined as set forth herein.

Section 5. STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

Section 6. FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may authorize the Corporation to issue fractional shares of stock or authorize the issuance of scrip, all on such terms and under such conditions as it may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

ARTICLE VIII

ACCOUNTING YEAR

The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

ARTICLE IX

DISTRIBUTIONS

Section 1. AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X

INVESTMENT POLICY

Subject to the provisions of the Charter, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

ARTICLE XI

SEAL

Section 1. SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.” The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

Section 2. AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE XII

INDEMNIFICATION AND ADVANCE OF EXPENSES

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the Charter and these Bylaws shall vest immediately upon election of a director or officer. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Charter or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE XIII

WAIVER OF NOTICE

Whenever any notice of a meeting is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

ARTICLE XIV

EXCLUSIVE FORUM FOR CERTAIN LITIGATION

Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation, (c) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL, the Charter or these Bylaws, or (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine.

ARTICLE XV

AMENDMENT OF BYLAWS

The Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

Annex D

Dissenter’s Rights Pursuant to the Nevada Revised Statutes

RIGHTS OF DISSENTING OWNERS

      NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
      (Added to NRS by 1995, 2086)

      NRS 92A.305  “Beneficial shareholder” defined.  “Beneficial shareholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the shareholder of record.
      (Added to NRS by 1995, 2087)

      NRS 92A.310  “Corporate action” defined.  “Corporate action” means the action of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.315  “Dissenter” defined.  “Dissenter” means a shareholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
      (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320  “Fair value” defined.  “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:
      1.  Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;
      2.  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and
      3.  Without discounting for lack of marketability or minority status.
      (Added to NRS by 1995, 2087; A 2009, 1720)

      NRS 92A.325  “Shareholder” defined.  “Shareholder” means a shareholder of record or a beneficial shareholder of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.330  “Shareholder of record” defined.  “Shareholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.335  “Subject corporation” defined.  “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
      (Added to NRS by 1995, 2087)

      NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.
      (Added to NRS by 1995, 2087; A 2009, 1721)

      NRS 92A.350  Rights of dissenting partner of domestic limited partnership.  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.360  Rights of dissenting member of domestic limited-liability company.  The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.
      1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
      2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
      (Added to NRS by 1995, 2088)

      NRS 92A.380  Right of shareholder to dissent from certain corporate actions and to obtain payment for shares.
      1.  Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:
      (a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:
             (1) If approval by the shareholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the shareholder is entitled to vote on the plan of merger; or
             (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
      (b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.
      (c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the shareholder’s shares are to be acquired in the plan of exchange.
      (d) Any corporate action taken pursuant to a vote of the shareholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.
      (e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.
      (f) Any corporate action not described in this subsection that will result in the shareholder receiving money or scrip instead of a fraction of a share except where the shareholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the shareholder is entitled only to obtain payment of the fair value of the fraction of a share.
      2.  A shareholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the domestic corporation.
      3.  Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no shareholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to shareholders on a date before the effective date of any corporate action from which the shareholder has dissented. If a shareholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.
      (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721; 2011, 2814)

      NRS 92A.390  Limitations on right of dissent: Shareholders of certain classes or series; action of shareholders not required for plan of merger.
      1.  There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of shareholders of any class or series which is:
      (a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;
      (b) Traded in an organized market and has at least 2,000 shareholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial shareholders owning more than 10 percent of such shares; or
      (c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value,
Ê unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.
      2.  The applicability of subsection 1 must be determined as of:
      (a) The record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting of shareholders to act upon the corporate action requiring dissenter’s rights; or
      (b) The day before the effective date of such corporate action if there is no meeting of shareholders.
      3.  Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.
      4.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the shareholders of the surviving domestic corporation under NRS 92A.130.
      5.  There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the shareholders of the parent domestic corporation under NRS 92A.180.
      (Added to NRS by 1995, 2088; A 2009, 1722; 2013, 1285)

      NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to shareholder; assertion by beneficial shareholder.
      1.  A shareholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the shareholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the shareholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different shareholders.
      2.  A beneficial shareholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial shareholder:
      (a) Submits to the subject corporation the written consent of the shareholder of record to the dissent not later than the time the beneficial shareholder asserts dissenter’s rights; and
      (b) Does so with respect to all shares of which he or she is the beneficial shareholder or over which he or she has power to direct the vote.
      (Added to NRS by 1995, 2089; A 2009, 1723)

      NRS 92A.410  Notification of shareholders regarding right of dissent.
      1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a shareholders’ meeting, the notice of the meeting must state that shareholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record shareholders entitled to exercise dissenter’s rights.
      2.  If the corporate action creating dissenter’s rights is taken by written consent of the shareholders or without a vote of the shareholders, the domestic corporation shall notify in writing all shareholders entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.
      (Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723; 2013, 1286)

      NRS 92A.420  Prerequisites to demand for payment for shares.
      1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenter’s rights with respect to any class or series of shares:
      (a) Must deliver to the subject corporation, before the vote is taken, written notice of the shareholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and
      (b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.
      2.  If a proposed corporate action creating dissenter’s rights is taken by written consent of the shareholders, a shareholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.
      3.  A shareholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.
      (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723; 2013, 1286)

      NRS 92A.430  Dissenter’s notice: Delivery to shareholders entitled to assert rights; contents.
      1.  The subject corporation shall deliver a written dissenter’s notice to all shareholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial shareholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.
      2.  The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:
      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the shareholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;
      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the shareholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and
      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724; 2013, 1286)

      NRS 92A.440  Demand for payment and deposit of certificates; loss of rights of shareholder; withdrawal from appraisal process.
      1.  A shareholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:
      (a) Demand payment;
      (b) Certify whether the shareholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and
      (c) Deposit the shareholder’s certificates, if any, in accordance with the terms of the notice.
      2.  If a shareholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the shareholder’s shares as after-acquired shares under NRS 92A.470.
      3.  Once a shareholder deposits that shareholder’s certificates or, in the case of uncertified shares makes demand for payment, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection 4.
      4.  A shareholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.
      5.  The shareholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.
      (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

      NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
      (Added to NRS by 1995, 2090; A 2009, 1725)

      NRS 92A.460  Payment for shares: General requirements.
      1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
      (a) Of the county where the subject corporation’s principal office is located;
      (b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or
      (c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.
Ê The court shall dispose of the complaint promptly.
      2.  The payment must be accompanied by:
      (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the shareholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;
      (b) A statement of the subject corporation’s estimate of the fair value of the shares; and
      (c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such shareholder does not do so within the period specified, such shareholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.
      (Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725; 2013, 1287)

      NRS 92A.470  Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.
      1.  A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the shareholders of the terms of the proposed action.
      2.  To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:
      (a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;
      (b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;
      (c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;
      (d) That those shareholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and
      (e) That those shareholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.
      3.  Within 10 days after receiving the shareholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each shareholder who agreed to accept the subject corporation’s offer in full satisfaction of the shareholder’s demand.
      4.  Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each shareholder described in paragraph (e) of subsection 2.
      (Added to NRS by 1995, 2091; A 2009, 1725; 2013, 1287)

      NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
      1.  A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.
      2.  A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.
      (Added to NRS by 1995, 2091; A 2009, 1726)

      NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
      1.  If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.
      2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.
      3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
      4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
      5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:
      (a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or
      (b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
      (Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727; 2011, 2815; 2013, 1288)

      NRS 92A.500  Assessment of costs and fees in certain legal proceedings.
      1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
      2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
      3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
      4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
      5.  To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.
      6.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
      (Added to NRS by 1995, 2092; A 2009, 1727)